As filed with the Securities and Exchange Commission on April 26, 2000

                                          1933 Act Registration No. 333-18881


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 5

                                    FORM S-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                              (Exact Name of Trust)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)



                               Name and Address of
                               Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008
                      Internet: mike.huss@mutualofomaha.com


        Individual Modified Single Premium Variable Life Insurance Policy
                     (Title of securities being registered)


It is proposed that this filing will become effective (check appropriate box):

    [ ] Immediately  upon filing  pursuant to  paragraph (b).
    |X| On May 1, 2000  pursuant to  paragraph (b).
    [ ] 60 days after  filing  pursuant to  paragraph (a)(1).
    [ ] On [date] pursuant to paragraph (a)(i) of Rule 485.

    If appropriate, check the following box:
        |X| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      [ ] Check box if it is proposed that this filing will become  effective on
(date) at (time) pursuant to Rule 487.

                                     ------

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                       Registration Statement on Form S-6
                              Cross-Reference Sheet


 Form N-8B-2
 Item No.           Caption in Prospectus

 1                  Cover Page
 2                  Cover Page
 3                  Inapplicable
 4                  Policy Distributions
 5                  About Us
 6                  Variable Investment Options
 9                  Inapplicable
 10(a)              Policy Application and Issuance
 10(b)              Policy Distributions
 10(c), (d), (e)    Policy Distributions; Lapse and Grace Period; Reinstatement
 10(f), (g), (h)    Voting Rights; Tax Matters
 10(i)              Important Policy Provisions
 11                 Variable Investment Options
 12                 Variable Investment Options; Policy Distributions
 13                 Expenses; Tax Matters; Policy Distributions; Appendix A
 14                 Policy Application and Issuance
 15                 Policy Application and Issuance
 16                 Variable Investment Options
 17                 Captions referenced under Items 10(c), (d),(e) and (i) above
 18                 Variable Investment Options
 19                 Reports to You; Voting Rights; Policy Distributions
 20                 Captions referenced under Items 6 and 10(g) above
 21                 Policy Loans
 22                 Inapplicable
 23                 Policy Distributions
 24                 Important Policy Provisions
 25                 About Us
 26                 Policy Distributions
 27                 About Us
 28                 Our Management
 29                 About Us
 30                 Inapplicable
 31                 Inapplicable
 32                 Inapplicable
 33                 Inapplicable
 34                 Inapplicable
 35                 About Us
 36                 Inapplicable
 37                 Inapplicable
 38                 Policy Distributions
 39                 Policy Distributions
 40                 Inapplicable
 41(a)              Policy Distributions
 42                 Inapplicable
 43                 Inapplicable
 44(a)              Variable Investment Options; Policy Application and Issuance
 44(b)              Expenses; Policy Distributions
 44(c)              Expenses
 45                 Inapplicable
 46                 Variable Investment Options; Captions referenced under Items
                    10(c), (d), and (e) above
 47                 Inapplicable
 48                 About Us
 49                 Inapplicable
 50                 Variable Investment Options
 51                 Cover  Page,   Introduction   and Summary,  Important Policy
                    Provisions, Tax Matters, Policy Distributions
 52                 Tax Matters
 53                 Tax Matters
 54                 Inapplicable
 55                 Inapplicable
 59                 Financial Statements

UNITED OF OMAHA
A MUTUAL OF OMAHA COMPANY LOGO                       PROSPECTUS:  May 1, 2000

                                                             ULTRA VARIABLE LIFE
                                              Individual Modified Single Premium
                                               Variable Universal Life Insurance


    This Prospectus describes ULTRA VARIABLE LIFE, a variable universal life insurance policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. The minimum initial premium is $20,000.

                                                 The Policy  includes 30 variable  options  (where you
    The   investment    portfolios    offered    have the investment risk) with investment  portfolios
    through  the  Policy  may have names that    from:
    are  nearly  the same or  similar  to the
    names of retail  mutual  funds.  However,     THE ALGER AMERICAN FUND
    these  investment  portfolios are not the     DUETSCHE ASSET MANAGEMENT VIT FUNDS
    same as those retail mutual  funds,  even     FEDERATED'S INSURANCE SERIES
    though  they have  similar  names and may     FIDELITY'S  VARIABLE  INSURANCE PRODUCTS FUND
    have  similar   characteristics  and  the     AND VARIABLE INSURACE PRODUCTS FUND II
    same     managers.     The     investment     MFS VARIABLE INSURANCE TRUST
    performance    of    these     investment     MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS
    portfolios is not necessarily  related to     PIONEER VARIABLE CONTRACTS TRUST
    the  performance  of  the  retail  mutual     SCUDDER VARIABLE LIFE INVESTMENT FUND
    funds.  The  investment   portfolios  are     T. ROWE PRICE  EQUITY  SERIES,  FIXED  INCOME
    described in separate  prospectuses  that     SERIES AND INTERNATIONAL SERIES
    accompany this Prospectus.
                                                and two fixed rate options (where we have the
                                                investment risk).

    The variable options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account B. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE OPTIONS THAT YOU CHOOSE. THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE FOR ANY AMOUNTS YOU ALLOCATE TO THE VARIABLE OPTIONS. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

    IN ALMOST ALL CASES, THE POLICY WILL BE A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES.

                                Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

                                The Securities and Exchange Commission ("SEC") maintains an internet web site (HTTP://WWW.SEC.GOV) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).


           THE SEC DOES NOT PASS UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND HAS NOT APPROVED OR DISAPPROVED THE POLICY.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

o       ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL
o       ARE NOT BANK DEPOSITS
o       ARE NOT GOVERNMENT INSURED
o       ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
o       MAY NOT ACHIEVE THEIR GOALS

UNITED OF OMAHA, Variable Product Services, P. O. Box 8430, Omaha, Nebraska 68103-0430 1-800-238-9354

-----------------------------------------------------------
CONTENTS
                                                                       PAGE(S)
            ---------------------------------------------------------- --------
            DEFINITIONS                                                   3
            ---------------------------------------------------------- --------
            INTRODUCTION AND SUMMARY                                     4-8
                Comparison to Other Policies and Investments
                How the Policy Operates
            ---------------------------------------------------------- --------
            ABOUT US                                                      9
            ---------------------------------------------------------- --------
             INVESTMENT OPTIONS                                          9-16
                Variable Investment Options
                Fixed Rate Options
                Transfers
                Dollar Cost Averaging
                STEP Program
                Asset Allocation Program
                Rebalancing Program
            ---------------------------------------------------------- --------
            IMPORTANT POLICY PROVISIONS                                 17-21
            ---------------------------------------------------------- --------
                Policy Application and
                   Issuance                    Reinstatement
                Accumulation Value             Maturity Date
                Lapse and Grace Period         Coverage Beyond
                Misstatement of Age or         Maturity
                Sex                            Delay of Payments
                Suicide                        Minor Owner or
                Incontestability                  Beneficiary
                Telephone Transactions         Riders
            ------------------------------ --------------------------- --------
             EXPENSES                                                    22-24
                Monthly Deduction
                Surrender Charge
                Transfer Charge
                Series Fund Charges
            ------------------------------ --------------------------- --------
             POLICY DISTRIBUTIONS                                        25-28
                Policy Loans                   Death Benefit
                Surrender                      Payment of Proceeds
                Partial Withdrawals
            ------------------------------ --------------------------- --------
            FEDERAL TAX MATTERS                                         28-31
                Life Insurance                 Other Policy Owner
                  Qualification                  Tax Matters
                Tax Treatment of Loans
                  and Other Distributions
            ------------------------------ --------------------------- --------
            MISCELLANEOUS                                               31-32
                Our Management                 Legal Proceedings
                Distribution of the            Independent Auditors
                  Policies                     Reports to You
                Voting Rights                  Do You Have Questions?
                Distribution of Materials
                State Regulation
            ------------------------------ --------------------------- --------
            ILLUSTRATIONS                                                45
            ---------------------------------------------------------- --------
            FINANCIAL STATEMENTS                                        46-83
            ---------------------------------------------------------- --------

-----------------------------------------------------------
DEFINITIONS

ACCUMULATION VALUE is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed investment options).

ALLOCATION DATE is the first Business Day following the completion of your "right to examine period" for the initial premium payment, and our approval of any subsequent premium payment.

BENEFICIARY is the person(s) or other legal entity who receives the death benefit of the Policy, if any, upon the insured's death.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

MONTHLY DEDUCTION is a monthly charge which includes a cost of insurance charge and an expense charge.

OWNER is you -- the person(s) who may exercise all rights and privileges under the Policy.

POLICY is the Ultra Variable Life Policy, a modified single premium variable universal life insurance policy offered by us through this Prospectus.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of the Policy.

SERIES FUNDS are diversified, open-end investment management companies in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US, WE, OUR, UNITED OF OMAHA is United of Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account B, a separate account maintained by us.

WRITTEN NOTICE is a written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

----------------------------------------------------------

        THIS PROSPECTUS MAY ONLY BE USED TO OFFER THE POLICY WHERE THE POLICY MAY LAWFULLY BE SOLD. NO ONE IS AUTHORIZED TO GIVE INFORMATION OR MAKE REPRESENTATIONS ABOUT THE POLICY THAT ISN'T IN THE PROSPECTUS; IF ANYONE DOES SO, YOU SHOULD NOT RELY UPON IT AS BEING ACCURATE OR ADEQUATE.


        THIS  PROSPECTUS   GENERALLY  DESCRIBES  ONLY  THE  VARIABLE  INVESTMENT
OPTIONS, EXCEPT WHEN THE FIXED RATE OPTIONS ARE SPECIFICALLY MENTIONED.

-----------------------------------------------------------
INTRODUCTION AND SUMMARY

    THIS INTRODUCTION AND SUMMARY BRIEFLY NOTES SOME OF THE IMPORTANT THINGS ABOUT THE POLICY, BUT IT IS NOT A COMPLETE DESCRIPTION OF THE POLICY. THE REST OF THIS PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, AND YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY.

    The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable universal life insurance Policy issued by United of Omaha Life Insurance Company. The Policy pays a death benefit upon the insured's death, and a Cash Surrender Value is available if you surrender the Policy. The insured person cannot be over 90 when we issue the Policy. You have flexibility under the Policy; within certain limits, you can make additional premium payments beyond the required single premium and you can transfer amounts among the investment options. The minimum initial premium is $20,000.
    The Policy is a variable universal life Policy, which means that you can allocate your premium to up to 30 different variable investment options, where you can gain or lose money on your investment, and up to two fixed rate options, where we guarantee you will earn a fixed rate of interest. The death benefit can also vary up or down to reflect that investment experience.
    There is no guaranteed minimum Accumulation Value. Regardless of whether you pay the required minimum premium or more, the Policy could lapse if the Accumulation Value is not sufficient to pay the Monthly Deduction. However, the Policy will not lapse during the death benefit guarantee period, if you do not take out any Policy loans.
    The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular investment portfolio. You may transfer your Accumulation Value among the Subaccounts and between the Subaccounts and the fixed rate options, subject to certain restrictions (in particular, restrictions on transfers out of the fixed rate options).
    You can surrender the Policy completely, make a partial cash withdrawal, and take out a Policy loan, subject to certain restrictions. However, surrenders, withdrawals and loans may be taxable and subject to a penalty tax.

    BUYING  THE  POLICY  MIGHT  NOT BE A GOOD  WAY OF  REPLACING  EXISTING  LIFE
INSURANCE, ESPECIALLY IF YOU ALREADY OWN A SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

o       COMPARISON TO OTHER POLICIES AND INVESTMENTS

                                A significant advantage of the Policy is the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models.

    The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.
    COMPARED TO OTHER LIFE INSURANCE POLICIES. In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.
    In almost all situations, the Policy is expected to be treated for federal income tax purposes as a modified endowment contract. This means pre-death distributions (including partial withdrawals and loans) from the Policy would be included in income on an income-first basis, and a 10% penalty tax may be imposed on income distributed before you attain age 59 1/2.
    COMPARED TO MUTUAL FUNDS. The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have the same investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

o   The Policy provides a death benefit based on the life of the insured.
o The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction.
o Insurance-related charges not associated with mutual fund investments are deducted from the value of the Policy.
o We, not you, own the shares of the underlying investment portfolios. You have interests in our Subaccounts that invest in the investment portfolios that you select.

o Premiums paid are held in the Federated Prime Money Fund II portfolio until the Allocation Date. Only then is premium invested in the other variable investment options that you elected.
o Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.
o Transfers from one underlying investment portfolio to another are accomplished without tax liability.
o Premature withdrawals may be subject to a 10% federal tax penalty. Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
o The Policy probably is a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on withdrawals before age 59 1/2; (b) withdrawals would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as withdrawals.
o Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
o Most states grant you a time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

o    HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

         ----------------------------------------------------------------
                                 POLICY FLOW CHART

         ----------------------------------------------------------------
                                     PREMIUM
         o   The minimum initial premium required is $20,000.
         o   Payments  in  addition  to the  initial  premium may be
             made, within limits.
         o Additional premiums may be required to prevent the Policy from lapsing. Payment of the initial premium may not be enough to keep the Policy from lapsing, except in some circumstances during the death benefit guaranty period.
         ----------------------------------------------------------------


        ------------------------------------------------------------------
                      DEDUCTIONS BEFORE ALLOCATING PREMIUM
                                      None.
        ------------------------------------------------------------------


 -------------------------------------------------------------------------------
                             INVESTMENT OF PREMIUM
 o   You  direct  the  allocation  of  all  premiums  among  the  30
     Subaccounts of the Variable Account,  the fixed account and the systematic transfer account (the systematic transfer account is
     available  only  for  the  initial   premium   payment).   Each
     Subaccount invests in a corresponding investment portfolio.
 -------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                          CHARGES DEDUCTED FROM ASSETS
o We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:
- 0.50% to 0.70% for preferred rate class and 0.84% to 1.30% for standard rate class for cost of insurance (depending on the rate class of the insured, the Policy Accumulation Value and the duration of the Policy); and
- 1.53% expense charge during Policy Years 1 through 10; 1.14% after Policy Year 10.

o  $10 fee for  transfers  among  the  Subaccounts  and the  fixed account (first 12 transfers per Policy Year free).
o Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio as described below.
--------------------------------------------------------------------------------

      --------------------------------------------------------------------------
                               ACCUMULATION VALUE
      Your Accumulation Value is equal to your premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
      o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
      o Accumulation Value can be transferred among the Subaccounts and the fixed account. Policy loans reduce the amount available for allocations and transfers.
      o Dollar cost averaging and asset allocation and rebalancing programs are available.
      o Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
      --------------------------------------------------------------------------



 ---------------------------------------------------------------- -----------------------------------------
               ACCUMULATION VALUE BENEFITS                                      DEATH BENEFIT

o       After the first  Policy Year (at any time in  Indiana),  o       Received   income  tax  free  to
    you  can  take  loans  for  amounts  up  to  90%  (100%  in          Beneficiary.
    Florida) of the Cash  Surrender  Value (less loan  interest  o       Available  as lump  sum or under
    to the end of the  Policy  Year  and a  sufficient  Monthly          a    variety     of    payout
    Deduction  Amount to keep the  Policy in force for at least          options.
    one month) at a net annual interest rate charge of 1.5%.     o       The  death  benefit  is equal to
o       In certain  situations,  preferred  loans are available          the greater of:
    with a net interest rate charge of 0%.                       -       Initial   specified   amount  of
o       You can  surrender  the  Policy in full at any time for          insurance   coverage   plus  any
    its  Cash  Surrender   Value,   or  withdraw  part  of  the          later   increase  and  less  any
    Accumulation  Value.  After the first  Policy  Year,  up to          later decrease; or
    15% of the  Accumulation  Value  (computed  as of the first  -       Policy's  Accumulation  Value on
    withdrawal  that Policy Year) may be withdrawn  each Policy          the date of the insured's  death
    Year  without  charge.  A  nine-year   declining  surrender          multiplied    by   a    corridor
    charge of up to 9.5% of each  premium  paid will apply to a          percentage   for  the  insured's
    full  surrender  and all other partial  withdrawals.  Taxes          attained age.
    and tax penalties may also apply to withdrawals.
o       If the Policy is a modified  endowment  contract,  then
    Policy  loans  will  be  treated  as  withdrawals  for  tax  Death benefit  proceeds paid are reduced
    purposes.                                                    by any Policy  loan  balance  and unpaid
o       Fixed and variable payout options are available.         loan interest.
---------------------------------------------------------------- -----------------------------------------

o       SERIES FUND CHARGES

    Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. Here is a table of portfolio annual expenses:


Series Fund Annual Expenses/1                                                         Total Portfolio
(as a percentage of average net assets)             Management     Other Expenses    Annual Expenses
                                                       Fees            ( after      (after fee waiver
Portfolio:                                          (after fee         expense         and expense
                                                    waiver)(a)     reimbursement)(a)reimbursement)(a)
================================================= ================ ================ ===================
Alger American Growth                                  0.75%            0.04%             0.79%
Alger American Small Capitalization                    0.85%            0.05%             0.90%
Deutsche VIT EAFE Equity Index Fund       (a)          0.26%            0.39%             0.65%
Deutsche VIT Small Cap Equity Index Fund  (a)          0.13%            0.32%             0.45%
Federated Prime Money Fund II             (a)          0.50%            0.23%             0.73%
Federated Fund for U.S.
Government Securities II                  (a)          0.60%            0.18%             0.78%
Fidelity VIP II Asset Manager             (a)          0.58%            0.12%             0.70%
Fidelity VIP II Contrafund                (a)          0.58%            0.07%             0.65%
Fidelity VIP Equity Income                (a)          0.48%            0.08%             0.56%
Fidelity VIP II Index 500                 (a)          0.24%            0.04%             0.28%
MFS Capital Opportunities Series          (a)          0.75%            0.16%             0.91%
MFS Emerging Growth Series                             0.75%            0.09%             0.84%
MFS Global Governments Series             (a)          0.75%            0.16%             0.91%
MFS High Income Series                    (a)          0.75%            0.16%             0.91%
MFS Research Series                                    0.75%            0.11%             0.86%
MSDW Emerging Markets Equity              (a)          0.42%            1.37%             1.79%
MSDW Fixed Income                         (a)          0.14%            0.56%             0.70%
Pioneer Equity-Income                                  0.64%            0.06%             0.70%
Pioneer Growth Shares                                  0.65%            0.11%             0.76%
Pioneer Fund                                           0.63%            0.07%             0.70%
Pioneer Midcap Value Fund                              0.65%            0.11%             0.76%
Pioneer Real Estate Growth                (a)          1.00%            0.14%             1.14%
Scudder VLIF Global Discovery        (b), (d)          0.98%            0.90%             1.88%
Scudder VLIF Growth and Income            (b)          0.48%            0.32%             0.80%
Scudder VLIF International                             0.85%            0.18%             1.03%
T. Rowe Price Equity Income               (c)          0.00%            0.85%             0.85%
T. Rowe Price International Stock         (c)          0.00%            1.05%             1.05%
T. Rowe Price Limited-Term Bond           (c)          0.00%            0.70%             0.70%
T. Rowe Price New America Growth          (c)          0.00%            0.85%             0.85%
T. Rowe Price Personal Strategy Balanced  (c)          0.00%            0.90%             0.90%
-------------------------------------------------------------------------------------------------------

(a) Without fee waiver or expense  reimbursement  limits,  the  following  funds would have had the charges set forth below:
                                                                                     TOTAL PORTFOLIO
          PORTFOLIO                               MANAGEMENT FEES   OTHER EXPENSES   ANNUAL EXPENSES
          -------------------------------------- ------------------ --------------- -------------------
          Deutsche VIT EAFE Equity Index Fund          0.45%            0.69%             1.l5%
          Deutsche VIT Small Cap Equity Index
              Fund                                     0.35%            0.83%             1.18%
          Federated Prime Money Fund II                0.50%            0.48%             0.98%
          Federated Fund for U.S. Government
              Securities II                            0.60%            0.43%             1.03%
          Fidelity VIP II Asset Manager                0.58%            0.13%             0.71%
          Fidelity VIP II Contrafund                   0.58%            0.09%             0.67%
          Fidelity VIP Equity Income                   0.48%            0.09%             0.57%
          Fidelity VIP II Index 500                    0.24%            0.10%             0.34%
          MFS Capital Opportunities                    0.75%            0.27%             1.02%
          MFS Global Governments                       0.75%            0.30%             1.05%
          MFS High Income                              0.75%            0.22%             0.97%
          MSDW Emerging Markets Equity                 1.25%            1.37%             2.62%
          MSDW Fixed Income                            0.40%            0.56%             0.96%
          Pioneer Real Estate Growth                   1.00%            0.30%             1.30%

          -------------------------------------- ------------------ --------------- -------------------

(b)  Other  Expenses   include  a  0.25%  12b-1  fee  assessed  for  payment  of
distribution administration expenses.
(c) T. Rowe Price Funds do not itemize management fees and other expenses.
(d) Effective May 1, 2000, Scudder Kemper Investments has agreed to waive all or a portion of its management  fees to limit the expenses of the Global  Discovery
Portfolio to 1.50% of the portfolio's  average daily net assets.  These expenses will remain in effect until at least April 30, 2001.

-------------------------------------------------------------------------------------------------------

--------
/1 The fee and expense data regarding each Series Fund, which are fees and expenses for 1999, was provided to United of Omaha by the respective Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

The ILLUSTRATIONS section at the end of this Prospectus has tables demonstrating how the Policy operates, given the Policy's expenses and several assumed rates of return. These tables may assist you in comparing the Policy's death benefit, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon your specific situation.

                   FOR POLICIES ISSUED IN THE STATE OF FLORIDA

THIS  NOTICE IS TO  REMIND  YOU OF  RIGHTS  PROVIDED  BY  FLORIDA  LAW,  CHAPTER
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

If you would like to take advantage of this feature, please contact Variable Product Services at 1-800-238-9354.

                 For more detailed information about the Policy,
             Please read the rest of this Prospectus and the Policy.

-----------------------------------------------------------
ABOUT US

    We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provide life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running MUTUAL OF OMAHA'S WILD KINGDOM television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia. As of December 31, 1999, United of Omaha had assets of over $10 billion.
    We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Ratings Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

-----------------------------------------------------------
INVESTMENT OPTIONS


                                The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.


        We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options. (Allocations to the systematic transfer account are limited to initial premium and rollovers only.) Allocations must be in whole percentages and total 100%.

        You can choose among 30 variable investment options and two fixed rate options.

o     VARIABLE INVESTMENT OPTIONS

                                The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other investment portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.
                                For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.


        With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

        The Variable Account, United of Omaha Separate Account B, provides you with 30 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the portfolios that you select.


------------------- ---------------------------------------------------- ------------------------------------
                                Variable Investment Options
      Asset              Under United of Omaha Separate Account B                     Objective
    Category *                   (Series Fund - Portfolio)
------------------- -----------------------------------------------------------------------------------------
                                                          Investments
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -
                    MFS EMERGING GROWTH SERIES PORTFOLIO (5)             Long-term capital appreciation.

AGGRESSIVE
GROWTH
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of emerging growth companies
------------------- -----------------------------------------------------------------------------------------
                    The Alger American Fund -
                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO (1)    Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of small capitalization companies.
------------------- -----------------------------------------------------------------------------------------
                    Deutsche Asset Management VIT Funds -
                    DEUTSCHE VIT SMALL CAP EQUITY INDEX FUND  PORTFOLIO  Long-term capital appreciation.
                    (12)
------------------- -----------------------------------------------------------------------------------------
                               Common stock of small capitalization companies.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                   Long-term capital appreciation
REAL ESTATE         PIONEER REAL ESTATE GROWTH PORTFOLIO (8)             with current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Real estate  investment  trusts (REITs) and other
                               real estate industry companies.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price International Series, Inc. -
                    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (10)     Long-term capital appreciation.

INTERNATIONAL
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Scudder Variable Life Investment Fund -
                    SCUDDER VLIF INTERNATIONAL PORTFOLIO (9)             Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Scudder Variable Life Investment Fund -
                    SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO (9)          Long-term capital appreciation.
------------------- -----------------------------------------------------------------------------------------
                               Common stock of small U.S. and non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    Morgan Stanley Dean Witter Universal Funds, Inc. -
                    MSDW EMERGING MARKETS EQUITY PORTFOLIO (6)           Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Equity  securities of growth companies located in
                               "emerging"  foreign  countries  (countries  whose
                               economies are less economically mature than those
                               of developed nations).
------------------- -----------------------------------------------------------------------------------------
                    Deutsche Asset Management VIT Funds -                Long-term capital appreciation
                    DEUTSCHE VIT EAFE EQUITY INDEX FUND PORTFOLIO (12)
------------------- -----------------------------------------------------------------------------------------
                               Common stock of non-U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -
BOND -              MFS HIGH INCOME SERIES PORTFOLIO (5)                 High current income.
HIGH YIELD
------------------- ---------------------------------------------------- ------------------------------------
                               High  yield,   lower-rated  bonds  or  comparable
                               unrated securities.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -
                    T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO (11)      Long-term capital appreciation.

GROWTH

------------------- -----------------------------------------------------------------------------------------
                               Common stock of U.S. growth companies.
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                       Long-term capital appreciation
                    MFS RESEARCH SERIES PORTFOLIO (5)                    and future income.
------------------- ---------------------------------------------------- ------------------------------------
                               Common   stock  or   comparable   securities   of
                               companies expected to possess better-than-average
                               prospects for long-term growth.
------------------- -----------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund II -
                    FIDELITY VIP II CONTRAFUND PORTFOLIO (3)             Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common stock of companies,  foreign and domestic,
                               which the fund  manager  believes  are  currently
                               undervalued.
------------------- -----------------------------------------------------------------------------------------
                    Alger American Fund -
                    ALGER AMERICAN GROWTH PORTFOLIO (1)                  Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Equity  securities of companies with total market
                               capitalization of $1 billion or more.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -
                    PIONEER MIDCAP VALUE FUND PORTFOLIO (8)              Long-term capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Securities of mid-size companies,  which the fund
                               manager believes are currently undervalued.
------------------- ---------------------------------------------------- ------------------------------------
                    MFS Variable Insurance Trust -
                    MFS CAPITAL OPPORTUNITIES SERIES PORTFOLIO (5)       Capital appreciation.
------------------- ---------------------------------------------------- ------------------------------------
                               Common  stock and related  securities  of foreign
                               and domestic companies.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                   Capital appreciation.
                    PIONEER GROWTH SHARES PORTFOLIO(8)
------------------- -----------------------------------------------------------------------------------------
                               Common stock and equity securities of U.S. companies.


                                       10

------------------- -----------------------------------------------------------------------------------------
                    Fidelity  Variable  Insurance  Products  Fund  II -    Capital appreciation
                    FIDELITY VIP II INDEX 500  PORTFOLIO  (3)              with current income.
GROWTH &
INCOME
------------------- -----------------------------------------------------------------------------------------
                               Common stock of companies  that  comprise the S&P
                               500 index.
------------------- ---------------------------------------------------- ------------------------------------
                    Scudder  Variable Life Investment  Fund -            Long-term  capital appreciation
                    SCUDDER VLIF GROWTH AND INCOME  PORTFOLIO  (9)       with current income.
------------------- -----------------------------------------------------------------------------------------
                               Common  and  preferred   stock,   and  securities
                               convertible  into common stock, of companies that
                               offer  the   prospect  for  growth  while  paying
                               current dividends.
------------------- ---------------------------------------------------- ------------------------------------
                    Pioneer Variable Contracts Trust -
                    PIONEER FUND PORTFOLIO (8)                           Current income and capital
                                                                         appreciation.
------------------- -----------------------------------------------------------------------------------------
                               Equity securities, primarily of U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -                  Dividend income and long-term
                    T. ROWE PRICE EQUITY INCOME PORTFOLIO (11)           capital appreciation.
EQUITY
INCOME
------------------- -----------------------------------------------------------------------------------------
                               Common stock of  established  companies  that pay
                               dividends.
------------------- ---------------------------------------------------- ------------------------------------
                    Fidelity Variable  Insurance Products Fund -        Dividend income and  capital
                    FIDELITY  VIP  EQUITY  INCOME  PORTFOLIO  (3)       appreciation surpassing
                                                                        the S&P 500 average.
------------------- ---------------------------------------------------- ------------------------------------
                               Securities of established  companies that produce
                               income and capital appreciation.
------------------- -----------------------------------------------------------------------------------------
                    Pioneer  Variable  Contracts  Trust  -             Current  income  and long-term
                    PIONEER   EQUITY-INCOME   PORTFOLIO  (8)           capital   appreciation.
------------------- -----------------------------------------------------------------------------------------
                                Income producing equity securities of U.S. companies.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc.
                    T. ROWE PRICE PERSONAL STRATEGY BALANCED            Capital appreciation and income.
                    PORTFOLIO(11)
BALANCED
------------------- ---------------------------------------------------- ------------------------------------
                               Diversified  portfolio of stock,  bonds and money
                               market securities.
------------------- -----------------------------------------------------------------------------------------
                    Fidelity Variable Insurance Products Fund II -
                    FIDELITY VIP II ASSET  MANAGER  PORTFOLIO  (3, 4)    High total return.
------------------- -----------------------------------------------------------------------------------------
                               Diversified  portfolio  of  domestic  and foreign
                               stock,   bonds,   short-term   and  money  market
                               securities.
------------------- -----------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -
BOND -              MFS GLOBAL GOVERNMENTS SERIES PORTFOLIO (5)          Income and capital appreciation.
INTERNATIONAL
------------------- ---------------------------------------------------- ------------------------------------
                               Foreign and U.S. government bonds or other debt securities.
------------------- -----------------------------------------------------------------------------------------
                    Federated Insurance Series -
                    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II     Current income.
                    PORTFOLIO (2)

BOND -
DOMESTIC

------------------- -----------------------------------------------------------------------------------------
                               U.S. government securities.
------------------- -----------------------------------------------------------------------------------------
                    T. Rowe Price Fixed Income Series, Inc. -
                    T. ROWE PRICE LIMITED TERM BOND PORTFOLIO (11)       Current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Short-  and  intermediate-term  investment  grade
                               debt securities.
------------------- -----------------------------------------------------------------------------------------
                    Morgan Stanley Dean Witter Universal Funds, Inc. -
                    MSDW FIXED INCOME PORTFOLIO (7)                      Current income.
------------------- ---------------------------------------------------- ------------------------------------
                               Diversified portfolio of fixed income securities.
------------------- ---------------------------------------------------- ------------------------------------
                    Federated Insurance Series -                         Current income.
MONEY MARKET        FEDERATED PRIME MONEY FUND II PORTFOLIO (2)
------------------- -----------------------------------------------------------------------------------------
                               High quality fixed income securities  maturing in
                               13 months or less.
------------------- -----------------------------------------------------------------------------------------


(*) Asset category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE SERIES FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

                                We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies, a description of risks involved in investing in each of the portfolios, and each portfolio's fees and expenses, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. Government.


INVESTMENT ADVISERS OF THE SERIES FUNDS:
        (1)    Fred Alger Management, Inc.
        (2)    Federated Investment Management Company.
        (3)    Fidelity Management & Research Company.
        (4)    Fidelity   Management  &  Research   (U.K.)  Inc.,  and  Fidelity
               Management  and  Research Far East Inc.,  regarding  research and
               investment   recommendations  with  respect  to  companies  based
               outside the United States.
        (5)    Massachusetts Financial Services Company.
        (6)    Morgan Stanley Dean Witter Investment Management Inc.
        (7)    Miller Anderson & Sherrerd, LLP.
        (8)    Pioneer Investment Management, Inc.
        (9)    Scudder Kemper Investments, Inc.
        (10) Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert
               Fleming Holdings Limited.
        (11)   T. Rowe Price Associates, Inc.
        (12)   Bankers Trust Company.

    The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the Series Funds.

    Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Funds which accompany this Prospectus.

    We may receive revenues from the investment portfolios or their investment advisers. These revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

    The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and they could go down in value. Each investment portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus.

o       ADDING, DELETING, OR SUBSTITUTING VARIABLE OPTIONS

        We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and to substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

    New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II portfolio.

    If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

o       FIXED RATE OPTIONS

                                The actual net effective minimum interest rate, after deduction of the expense charge but before deduction of the cost of insurance, is guaranteed to yield 2.97% per year (compounded annually) for the first 10 Policy Years and 3.36% per year thereafter (except in Maryland, where the minimum net rate will yield -1.53% per year for the first ten Policy Years and -1.14% per year thereafter).


    There are two fixed rate options, the systematic transfer account and the fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.5% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland). We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.5% per year (or more than 0.0% in Maryland) for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed investment options, see the Policy.

o       SYSTEMATIC TRANSFER ACCOUNT (MAY NOT BE AVAILABLE IN ALL STATES)

                                All amounts allocated to the fixed rate options become part of the general account assets of
                                United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff have not reviewed the fixed account disclosures in this Prospectus.

    The Systematic Transfer Account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. No additional funds may be allocated to a systematic transfer account after you purchase the Policy (except for funds designated to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange).
    Funds allocated to the systematic transfer account must be completely transferred to the Variable Account within 12 months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer account may not be used to practice "market timing", and we may disallow transactions involving this account on that basis.


o       FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNT

                                We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.


    The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

    We have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. However, once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

    We guarantee that, prior to payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will be not be less than:

          (i) the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, plus
          (ii) interest at the guaranteed minimum interest rate, plus excess interest (if any) credited to amounts in the fixed account or systematic transfer account, less

         (iii) that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less
          (iv) any premium tax or other taxes allocable to the fixed account or systematic transfer account, and less
          (v) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a loan account.

o       TRANSFERS

    The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period, you may transfer Policy value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

    TRANSFER RULES:
o We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.
o The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
o The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will not allow more than 24 transfers in any Policy Year.
o    A transfer from the fixed account:

-       may be made only once each Policy Year;
-       is free;
-       may be delayed up to six months (30 days in West Virginia);
-       does not count toward the 12 free transfer limit; and
- is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
o If the Accumulation Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime Money Fund II portfolio.
o Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
o If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.

    THIRD-PARTY TRANSFERS. Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. Third-party transfers are subject to the same rules as all other transfers.

o       DOLLAR COST AVERAGING

                                The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.

    Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

    DOLLAR COST AVERAGING RULES:
o   The dollar cost averaging program is free.
o We must receive notice of your election and any changed instruction -- either Written Notice or an authorized telephone transaction.
o   Automatic  transfers  can  occur  monthly,  quarterly,   semi-annually,  or
    annually.
o There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
o Amount of each transfer must be at least $100, and must be at least $50 per Subaccount.
o If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.

o Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or the fixed account is less than $500.


o       SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP PROGRAM")

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 12-month period. You cannot transfer funds from the STEP program to the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. However, we may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.)

     STEP PROGRAM RULES:

                                You  cannot  transfer   amounts  from  the  Step
                                account to the fixed account.


o   The STEP program is free.
o   Can only be selected on the initial application.
o Must have at least $5,000 in the systematic transfer account to begin the program.
o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
o   Transfers must be at least $50 per Subaccount.
o No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange.
o Upon receipt of funds by Section 1035 exchange, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
o   Cannot begin before the end of the Policy's "right to examine" period.
o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
o   No transfers may be made into the systematic transfer account.
o All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
o The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

o    ASSET ALLOCATION PROGRAM

    The asset allocation program allows you to allocate premiums and Policy value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The fixed rate options are not included in this program.

    ASSET ALLOCATION PROGRAM RULES:
o   The asset allocation program is free.
o You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
o Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.
o You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
o   Asset allocation and STEP programs cannot run at the same time.
o The asset allocation program will automatically rebalance your Accumulation Value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your Accumulation Value will be rebalanced to the then-current version of the model in effect.
o The Series Funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the Funds in that model, unless you provide us with changed instructions.

The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

--------------------------------------------------------------------------------------------------------
                                        ASSET ALLOCATION MODELS
                                          CURRENT ALLOCATIONS*
------------------------------------ ------------- ------------- ----------- -------------- ------------
             Portfolio                Principal     Portfolio    Income         Capital       Equity
                                      Conserver     Protector     Builder     Accumulator    Maximizer
                                     (conservative)(moderately   (moderate)   (moderately   (aggressive)
                                                   conservative)              aggressive)
                                          %             %            %             %             %
------------------------------------ ------------- ------------- ----------- -------------- ------------
MFS Emerging Growth Series                                                         3             5
Alger American Small Capitalization                                                5            10
Deutsche Small Cap Equity Index                         3            4             6             7
VIT Fund
Pioneer Real Estate Growth                                           4             5             6
T. Rowe Price International Stock                       6            7            12
Scudder VLIF International                                                                      15
Deutsche EAFE Equity Index VIT Fund       5             7            9             9            10
MFS High Income Series                    5             5            5
T. Rowe Price New America Growth                                     5             7             9
MFS Capital Opportunities Series          4             8            10           10             9
Fidelity VIP II Index 500                 5             10           10           11            12
Fidelity VIP Equity Income                                           5             9            11
Pioneer Equity Income                     7             10           10            8             6
MFS Global Governments Series             5             6            6
T. Rowe Price Limited Term Bond           43            32           20           15
MSDW Fixed Income                         6
Federated Prime Money Fund II             20            13           5
--------------------------------------------------------------------------------------------------------
  * WE RETAIN THE RIGHT TO CHANGE  ALLOCATION  MODEL  ALLOCATIONS OR TO SUBSTITUTE
PORTFOLIO  OPTIONS  THEREIN IN FUTURE  PROSPECTUSES.  AMOUNTS YOU  ALLOCATE TO A
MODEL  PORTFOLIO  WILL  BE  INVESTED  PURSUANT  TO THE  THEN  CURRENT  PORTFOLIO
ALLOCATIONS FOR THAT MODEL.
------------------------------------------------------------------------------------------------------

        We use Ibbotson Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.


o       REBALANCING PROGRAM

     The rebalancing program allows you to rebalance your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period (so it never rebalances any assets to the systematic transfer account). You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

    REBALANCING PROGRAM RULES:
o   The rebalancing program is free.
o You must request the rebalancing program and give us your rebalancing instructions by Written Notice. Changed instructions or a request to end this program must also be by Written Notice.
o You must have at least $10,000 of Policy Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
o   You may have rebalancing occur quarterly, semi-annually or annually.
o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
o If you elect the asset allocation program, your Accumulation Value in the Subaccounts will automatically be rebalanced to the model you choose on an annual basis, unless you elect semi-annual or quarterly rebalancing. Your Accumulation Value will be rebalanced to the then-current version of the model in effect.

The rebalancing program does not protect against a loss and otherwise is not guaranteed to achieve your goal.

-----------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a modified single premium variable universal life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and the Policy's Accumulation Value are insufficient to keep the Policy in force.

o    POLICY APPLICATION AND ISSUANCE

                                Replacing an existing life  insurance  policy is
                                not  always  your  best  choice.   Evaluate  any
                                replacement carefully.


    To purchase a Policy, you must submit an application with the minimum initial premium and provide evidence of the proposed insured's insurability. We will not issue a Policy if the insured is older than age 90. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to examine" period, and only then to your selected investment allocations. If a Policy is not issued, we will return your premium. If we issue a Policy, it will be effective on the date of issue.

o APPLICATION IN GOOD ORDER. All application questions must be answered, but particularly note these requirements:
-    Your full name, Social Security number, and date of birth must be included.
- The Beneficiary's full name, Social Security number, and other information must be included.
- Your premium allocations must be completed, be in whole percentages, and total 100%.
-    Initial premium must meet minimum initial premium requirements.
-    Your signature and your agent's signature must be on the application.
-    City, state, and date application was signed must be completed.
- You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
-    Your agent must be both properly licensed and appointed with us.

o PREMIUM PAYMENTS. Your premium checks should be made payable to "United of Omaha Life Insurance Company". We may postpone crediting to your Policy any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization.

     Initial Premium Payment:
    -----------------------
-   The only premium payment required.  All others are optional.
-   Must be at least $20,000.
- Is invested in the Federated Prime Money Fund II until the end of the "right to examine" period.

     Additional Premium Payments:
     ---------------------------
-    Additional  premiums can only be made until the insured's age 90 (except as may be required in a grace period).
-    If a premium  increases the specified amount of coverage,  it is subject
     to  the   insured's   continued   insurability   and  our   underwriting
     requirements, which may include evidence of continued insurability.
-    Only one additional premium payment may be made each year.
- Must be at least $5,000; may be less if it is an additional payment required during a grace period.
- If there is a Policy loan, additional payments are first treated as repayment of Policy loan interest, second as repayment of the Policy loan, and last as additional premium, unless you designate otherwise in a Written Notice when you send the payment to us.
- Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
- We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

ACCUMULATION VALUE

                                As explained in the EXPENSES section below, once each month, certain charges are deducted from your Accumulation Value. These charges are called the "Monthly Deduction."


    On your Policy's date of issue the Accumulation Value equals the initial premium less the Monthly Deduction for the first month. On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:
     (a)  the total of the values in each Subaccount; plus
     (b)  the accumulation value of the fixed account; plus
     (c)  the accumulation value of any Loan Account; less
     (d)  the Monthly Deduction for the current month.

    The value for each Subaccount equals:
     (a)  the  current  number  of  accumulation   units  for  that  Subaccount;
          multiplied by
     (b)  the current unit value.

    Each net premium allocated to a Subaccount is converted into accumulation units. This is done by dividing the premium by the accumulation unit value for the applicable Subaccount for the Valuation Period during which the premium is allocated to the Subaccount. The initial accumulation unit value for each Subaccount was set when the Subaccount was established. The accumulation unit value may increase or decrease from one Valuation Date to the next.

        The accumulation unit value for a Subaccount on any Valuation Date is calculated as follows:

        (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
        (b) the total number of accumulation units held in the Subaccount on the Valuation Date, before the purchase or redemption of any shares on that date.

        The Accumulation Value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a)  the value as of the date of the last Monthly Deduction; plus
     (b)  any premiums  credited  since the date of the last Monthly  Deduction;
          plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction ; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction ; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction ; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction ; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction ; plus
     (h)  interest credited to the fixed account.

    The Cash Surrender Value is the Accumulation Value less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

o       LAPSE AND GRACE PERIOD

o       LAPSE

    BECAUSE THE POLICY'S ACCUMULATION VALUE CAN FLUCTUATE DEPENDING UPON THE PERFORMANCE OF YOUR SELECTED VARIABLE INVESTMENT OPTIONS, YOUR POLICY CAN LAPSE, EVEN IF YOU PAY ALL PLANNED PREMIUMS ON TIME.

         No Policy loan exists: The Policy will lapse if, on a Monthly Deduction date, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the death benefit guarantee provision), and a grace period expires without a sufficient premium payment.

         A Policy loan exists: The Policy will lapse on any Monthly Deduction date when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.

          A lapse of the Policy may result in adverse tax consequences.

o       GRACE PERIOD

    Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

- We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
- If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
- Payment received during a grace period is first applied to repay Policy loans and interest on those loans before the remaining amount is applied as additional premium to keep the Policy in force.
- Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
- If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

o       MISSTATEMENT OF AGE OR SEX

    If the insured's age or sex is misstated, all Policy payments and benefits will be those which the premiums paid would have purchased at the correct age and sex.

o       SUICIDE

    We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, if the insured intended suicide at the time coverage was applied for). Instead we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

    We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, if the insured intended suicide at the time coverage was applied for). Instead we will pay the sum of the premiums paid for the increase.


o       INCONTESTABILITY

    We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.
    We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.



o       TELEPHONE TRANSACTIONS

    TELEPHONE TRANSACTIONS PERMITTED:     o   TELEPHONE TRANSACTION RULES:
o   Transfers.                            o   Only you may  elect.  Do so on the  Policy  application
o   Partial  withdrawals  and  loans          or by prior Written Notice authorization to us.
    of  $10,000  or less by you  (may be  o   Must  be  received  by  close  of the  New  York  Stock
    restricted  in  community   property      Exchange  ("NYSE") (usually 3 p.m. Central Time); if later,
    states).                                  the transaction  will be processed the next day the NYSE is
o   Change of premium allocations.            open.
                                          o   Will be recorded for your protection.
                                          o   For  security,  you must provide  your Social  Security
                                              number and/or other identification information.
                                          o   May be  discontinued  at any  time  as to  some  or all
                                              Owners.

    We  are  not  liable  for   following   authorized   telephone   transaction
instructions we reasonably believe to be genuine.

o       REINSTATEMENT

    If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:
-       written application signed by you and the insured;
-       evidence of the insured's insurability satisfactory to us;
-       enough payment to continue this Policy in force for three months; and
- repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.
    On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.
     The effective date of reinstatement will be the date we approve the application for reinstatement.
     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will reflect (a) the Accumulation Value at the time of lapse, except that the value in the Loan Account may be repaid prior to reinstatement; less (b) the Monthly Deduction for the current month.

o       MATURITY DATE

    The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the Lapse and Grace Period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

o       COVERAGE BEYOND MATURITY

                                The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax advisor.


    At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

-    We  will  maintain  your  allocation  of   Accumulation   Value  to  the
     Subaccounts and the fixed account according to your instructions.
-    The cost of insurance charge will be zero.
-    The expense charge will be zero.
-    The corridor percentage will be fixed at 101%.
-    Any riders attached to the Policy that are then in force will terminate.
-    The insured's date of death will be considered the Policy's maturity date.
-    You cannot pay any more premiums.
- All other rights and benefits as described in the Policy will be available during the insured's lifetime.
- The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date even if the Policy has no Cash Surrender Value.
- Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

    The tax consequences associated with extending coverage beyond maturity are unclear. A tax advisor should be consulted before making such an election.

o       DELAY OF PAYMENTS

    We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.
    We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months from the date we receive your Written Notice (30 days in West Virginia).

o       MINOR OWNER OR BENEFICIARY

    A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.


o       RIDERS (may not be available in all states)

    Three riders generally are available with the Policy. The riders are:

- The systematic transfer account program rider, which is described in detail in the INVESTMENT OPTIONS section of this Prospectus;
- The waiver of surrender charge rider, which is described in detail in the EXPENSES section of this Prospectus; and
- The accelerated death benefit rider, which provides a full payout of the lesser of 94% (88% in Washington) of the Policy's death benefit, or $500,000, for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington). There is no premium or cost of insurance charge for this rider, and this rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the Policy will terminate. This rider is not available in all states.

     -----------------------------------------------------------
EXPENSES

    The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less.
    Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each Series Fund prospectus.

o       MONTHLY DEDUCTION

    We deduct a Monthly Deduction from the Policy's Accumulation Value on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the COST OF INSURANCE CHARGE; (2) the EXPENSE CHARGE.

    Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflecting charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts, the fixed account and the systematic transfer account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

o       COST OF INSURANCE CHARGE

    The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the rate class of the insured, Policy Accumulation Value and duration. Currently, we assign insureds to the following rate classes: preferred and standard. Once a Policy is issued, an insured's rate class does not change unless an additional premium is submitted and our underwriting review determines the insured qualifies for a better rate class; this new rate class will then be used for cost of insurance charges under the entire Policy. The current cost of insurance charge for a Policy is calculated as a percentage of the Accumulation Value on the Monthly Deduction Date. The current monthly rates for these classes are equivalent to the annual percentage rates shown in the following table:


                                       Accumulation Value  Accumulation Value
            Policy Year(s)             of less than        of $45,000 or more.
                                         $45,000.
         Preferred Rate Class
                 1-10                     0.70%                 0.60%
             11 and later                 0.60%                 0.50%
          Standard Rate Class
                 1-10                     1.30%                 1.20%
             11 and later                 0.94%                 0.84%


       We reserve the right to change the cost of insurance charges upon appropriate regulatory approval. When determining the current cost of insurance charge on a Monthly Deduction Date, the applicable cost of insurance percentage is applied to the Accumulation Value on that date.

        The cost of insurance charge deducted on a Monthly Deduction Date is guaranteed not to exceed the amount calculated using the guaranteed cost of insurance rates set forth in the Policy for the insured's attained age. The maximum cost of insurance charge for a Monthly Deduction Date is equal to the "net amount at risk" under the Policy, multiplied by the guaranteed cost of insurance rate for the insured's attained age. The net amount at risk is determined on the last day of the Policy Month. The "net amount at risk" at any point in time is just the death benefit at that point in time, less the Accumulation Value at that point in time after deducting the Expense Charge.
        The guaranteed cost of insurance rate for a Monthly Deduction Date under a Policy depends on the insured's sex and age on the first day of a Policy Year.
        Current cost of insurance rates are more favorable for preferred rate class than for standard rate class insureds. Within a given class, guaranteed cost of insurance rates are generally more favorable for insureds of lower ages than for insureds of higher ages, and are generally more favorable for female insureds than for male insureds.

o       EXPENSE CHARGE.
        The expense charge consists of charges for administrative, tax (first ten Policy Years only) and mortality and expense risk charges.
        ADMINISTRATIVE CHARGE. This charge is an annual rate of 0.24% of the Accumulation Value on each Monthly Deduction Date. This charge is for the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with our variable life insurance operations.
        TAX EXPENSE CHARGE. We deduct this charge for the first ten Policy Years only. The annual rate of this charge is 0.39% of the Accumulation Value and is to reimburse us for State premium taxes (except in Oregon), federal deferred acquisition cost taxes, and related administrative expenses. Please note that the actual taxes that we pay for a particular Policy may be more or less than the tax expense charge that we collect for that Policy.
        MORTALITY AND EXPENSE RISK CHARGE. We deduct this charge for the mortality and expense risks that we assume. This charge is set at an annual rate of 0.90% of the Accumulation Value on each Monthly Deduction Date. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.
        The expense charge will never exceed the amounts set forth above. If all the money we collect from this charge is not needed to cover death benefits and expenses, the money is contributed to our general account. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

o       SURRENDER CHARGE (ALSO APPLIES TO PARTIAL WITHDRAWALS)
 -----------------------------------------------------------------------------------------
 Years Since Receipt of Premium  1     2      3    4     5     6     7     8    9    10+
 Payment
 -----------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------
 Applicable Surrender Charge 9 1/2% 9 1/2% 9 1/2% 9%   7 1/2%  6%   4 1/2% 3%  1 1/2   0%
 Percentage
 -----------------------------------------------------------------------------------------

        We will apply a surrender charge, expressed as a percentage of any premium surrendered or withdrawn, upon a full surrender or partial withdrawal from your Policy. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The surrender charge percentage varies depending upon the number of years elapsed since the date the premium was paid. The amount of a partial withdrawal plus the surrender charge is deducted from the Accumulation Value on the date we receive your withdrawal request.
        The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the mortality and expense risk charge (described above).

o       SURRENDER CHARGE WAIVERS

     We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states.

     NURSING HOME WAIVER. Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare-certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if the Owner is confined to a nursing home or hospital facility on the date of issue of the Policy (except in Pennsylvania).

     We will not accept any additional premiums under your Policy once you elect this waiver.

     DISABILITY WAIVER. Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense.
     We will not accept any additional premiums under your Policy once you elect this waiver.
     The  disability  waiver is not  available if any Owner is receiving  Social
Security Disability Benefits on the date of issue of the Policy (except in Pennsylvania) or is age 65 or older on the date of withdrawal.

     TERMINAL ILLNESS WAIVER (LIMITED LIFE EXPECTANCY WAIVER IN PENNSYLVANIA). Any partial withdrawal or surrender made after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less. We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense.
     We will not accept any additional premiums under your Policy once you elect this waiver. The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue of the Policy (except in Pennsylvania).

     UNEMPLOYMENT WAIVER. Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

     TRANSPLANT WAIVER. Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or Insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

     RESIDENCE DAMAGE WAIVER. Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

     DEATH OF SPOUSE OR MINOR DEPENDENT WAIVER. Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

o       TRANSFER CHARGE - $10 (FIRST 12 ARE FREE).

    A transfer fee of $10 may be imposed for any transfer in excess of 12 per Policy Year. The transfer fee is deducted from the amount transferred. Transfers from the systematic transfer account are free and do not count toward the 12 free transfers. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge rules. See the sections of this Prospectus describing those programs for the rules of each program.

o       SERIES FUND CHARGES

    Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. A table of portfolio annual expenses is included in the INTRODUCTION AND SUMMARY section of this Prospectus.

-----------------------------------------------------------
POLICY DISTRIBUTIONS

    The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash
Surrender Value, take a partial withdrawal, or surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy. The Cash Surrender Value is the Accumulation Value less any applicable surrender charge and less any outstanding Policy loan and unpaid loan interest.

o       POLICY LOANS
                    Amount You Can Borrow                                 Loan Interest Rate
-------------------------------------------------------------- ------------------------------------------

Standard  Policy  Loan.  After the first  Policy Year (at any  Standard  Policy  Loan.  Net annual  loan time  in  Indiana),  you  may  borrow  up to 90% of the  Cash  interest  rate  of  1.5%.  We  charge  an
Surrender Value (100% in Florida),  less loan interest to the  interest   rate  in  advance  with  a  6%
end of the Policy Year, and less a Monthly  Deduction that is  effective   annual  yield,  but  we  also
sufficient  to continue  the Policy in force for at least one  credit   an   interest   rate   with   an
month.                                                         effective  annual  yield  of  4.5% to any
                                                               amounts in the Loan Account.
-------------------------------------------------------------- ------------------------------------------

Preferred Policy Loan.  Available on any date when the sum of  Preferred  Policy  Loan.  Net annual loan
the Cash Surrender Value plus any outstanding  standard loans  interest   rate  of  0%.   We  charge  an
exceeds the sum of the premiums  paid since the date of issue  interest   rate  in  advance  with  a  6%
of the Policy.  The amount  available for a preferred  Policy  effective   annual  yield,  but  we  also
loan is the amount of such excess.                             credit   an   interest   rate   with   an
                                                               effective  annual  yield  of  6%  to  any
                                                               amounts in the Loan Account.
---------------------------------------------------------------------------------------------------------
 We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.
            You may wish to consult your tax advisor before taking a preferred Policy loan.
---------------------------------------------------------------------------------------------------------


    LOAN RULES


o   The Policy must be assigned to us as sole security for the loan.
o We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount from the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
o We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

o       SURRENDER

                                For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the State in which this Policy was delivered. The value is based on the Commissioners 1980 Standard Mortality Table, the insured's age at last birthday, with interest which yields 4.5% on an annual basis.

    While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

    SURRENDER RULES

o    The Policy must be returned to us to receive the Cash Surrender Value.
o    The maximum applicable Surrender Charge is 9.5% of paid premiums.
o Surrenders are taxable, and a 10% federal tax penalty may apply prior to age 59 1/2.
o We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

o       PARTIAL WITHDRAWALS

    After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn, except for "free" partial withdrawals described below, may be subject to a surrender charge of up to 9.5% unless one of the surrender charge waiver provisions described in this Prospectus is applicable. The surrender charge is a percentage of the Policy premium withdrawn. The applicable percentage varies according to the length of time since each affected premium was paid, and is described in the EXPENSES section of this Prospectus.

    "FREE" PARTIAL WITHDRAWALS

  Each Policy Year you may withdraw, without a surrender charge, the greater of:
(a)  15% of the Accumulation  Value as of the first withdrawal that Policy Year;
     or
(b)  that portion of the Accumulation Value in excess of total premiums paid.

    PARTIAL WITHDRAWAL RULES

o Partial withdrawals are made first from earnings and then from premiums paid, beginning with the earliest premium payment.
o The minimum partial withdrawal amount is $500; the maximum is an amount such that the remaining Accumulation Value is not less than $20,000.
o Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
o The specified amount of insurance coverage will be reduced in the same proportion as the Accumulation Value is reduced as a result of any partial withdrawal.
o Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
o We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months from the date we receive your request (30 days in West Virginia).
o   Partial withdrawals may be taxable and subject to a 10% federal tax penalty.

o       DEATH BENEFIT

    We will pay a death benefit after we receive necessary documentation of the insured's death and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

o       GUARANTY
    If no Policy loans are taken, we guarantee Policy coverage will remain in force until the 15th Policy anniversary (or the maximum lesser duration your State allows) or the Policy Anniversary next following the insured's 75th (70th in Texas) birthday, whichever is earlier.

o       AMOUNT
    The death benefit is the greater of:
     (a) the initial specified amount of coverage plus any later increase and less any later decrease; or
     (b) the Policy's Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age; less any outstanding Policy loans and unpaid loan interest.

To determine the initial specified amount of coverage, multiply the initial premium amount by the corresponding issue age premium factor; deposits after issue will increase the specified amount of coverage by the amount of the additional deposit multiplied by the attained age premium factor (not the "corridor percentage" shown below).

 Attained  Corridor  Attained Corridor  Attained Corridor
   Age    Percentage  Age   Percentage   Age   Percentage
  0-40      250%      54       157%      68       117%
   41       243%      55       150%      69       116%
   42       236%      56       146%      70       115%
   43       229%      57       142%      71       113%
   44       222%      58       138%      72       111%
   45       215%      59       134%      73       109%
   46       209%      60       130%      74       107%
   47       203%      61       128%     75-90     105%
   48       197%      62       126%      91       104%
   49       191%      63       124%      92       103%
   50       185%      64       122%      93       102%
   51       178%      65       120%      94       101%
   52       171%      66       119%    95-100     100%
   53       164%      67       118%     100+      101%


o       PAYMENT OF PROCEEDS

You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. (In Maryland only fixed payout options are available.) If another option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump-sum.

    RULES FOR PAYMENT OF PROCEEDS

o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
o    Any option chosen will be effective when we acknowledge it.
o We may require proof of your age or survival or the age or survival of the payee.
o We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

    FIXED PROCEEDS PAYMENTS: Fixed payments are available under all six payout options described below. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3%. on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 1983a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

    VARIABLE PROCEEDS PAYMENTS: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 1983a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.
    All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. The amount of each subsequent payment equals the number of variable payment units for each
Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.
    If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

o       TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS

                                4 transfers are allowed each Policy Year that a payout option is in effect.

    The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.
    Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the variable Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

o       PAYOUT OPTIONS

                                The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.

    NOTE: UNLESS YOU ELECT A PAYOUT OPTION WITH A GUARANTEED PERIOD OR OPTION 1, (DESCRIBED BELOW) IT IS POSSIBLE ONLY ONE PAYMENT WOULD BE MADE UNDER THE PAYOUT OPTION IF THE PAYEE DIED BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, ONLY TWO ANNUITY PAYMENTS WOULD BE MADE IF THE PAYEE DIED BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, ETC. If the continuation of variable payments being made under option 2 or 6 does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under option 2 or 6 depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

1) PROCEEDS HELD ON DEPOSIT AT INTEREST. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) INCOME OF A SPECIFIED AMOUNT. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) INCOME FOR A SPECIFIED PERIOD. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

4) LIFETIME INCOME. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.
     GUARANTEES AVAILABLE FOR THE LIFETIME INCOME OPTION: Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years, and thereafter as long as the payee lives. Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equals the proceeds placed under the option and as long after that as the payee lives.

5)   LUMP SUM. Proceeds are paid in one sum.

6) OTHER OPTIONS. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

-----------------------------------------------------------
FEDERAL TAX MATTERS

    The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

o       LIFE INSURANCE QUALIFICATION

                                Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.

    The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.
    Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:
     o the death benefit should be fully excludable from the Beneficiary's gross income; and
     o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

                                In almost all cases, this Policy will be a modified endowment contract. We recommend you consult with a tax adviser regarding your use of this Policy.

        We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

        MODIFIED ENDOWMENT CONTRACTS. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.
        A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.


o       TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

    Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

       "INVESTMENT IN THE POLICY" means:
       o the aggregate amount of any premium payments or other consideration paid for the Policy, minus
       o the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
       o the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED BNDOWMENT CONTRACTS are subject to the following tax rules:
    (1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box below) at such time.
    (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
    (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first nine years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.
    Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.
    Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

o       OTHER POLICY OWNER TAX MATTERS


    Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.
    INTEREST PAID ON POLICY LOANS generally is not tax deductible.
    AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.
    FEDERAL AND STATE ESTATE, INHERITANCE AND OTHER TAX CONSEQUENCES of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.
    THE POLICY MAY CONTINUE AFTER THE INSURED ATTAINS AGE 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax advisor should be consulted on this issue.
    DIVERSIFICATION REQUIREMENTS. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.
    OWNER CONTROL. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.
    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the Owners were not Owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.
    TAX-ADVANTAGED ARRANGEMENTS. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.
    POSSIBLE TAX LAW CHANGES. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax advisor with respect to possible tax law changes and their effect on your intended use of the Policy.
    NO GUARANTEES REGARDING TAX TREATMENT. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

-----------------------------------------------------------
MISCELLANEOUS

o       OUR MANAGEMENT

    DIRECTORS*
    Samuel L. Foggie, Sr. Retired Banking and Finance Industry Executive
    Carol B. Hallett      President and CEO, Air Transport Association of
                          America
    Jeffrey M. Heller     President & COO, Electronic Data Systems
    Thomas W. Osborne     University of Nebraska Alumni Association
    Richard J. Sampson    Retired Insurance Executive of our Company
    Oscar S. Straus II    Chairman, The Daniel and Florence Guggenheim
                          Foundation
    John A. Sturgeon      President and COO of our Company
    Michael A. Wayne      John Wayne Cancer Institute and John Wayne Foundation
                          Executive
    John W. Weekly        Chairman of the Board and CEO of our Company

    SENIOR OFFICERS*
    John W. Weekly        Chairman and Chief Executive Officer
    John A. Sturgeon      President and Chief Operating Officer
    G. Ronald Ames        Executive Vice President
    Cecil D. Bykerk       Executive Vice President (Chief Actuary)
    James L. Hanson       Executive Vice President (Information Services)
    Randall C. Horn       Executive Vice President (Individual Insurance)
    M. Jane Huerter       Executive Vice President (Corporate Secretary)
    William C. Mattox     Executive Vice President (Federal Government Affairs)
    Thomas J. McCusker    Executive Vice President (General Counsel)
    Daniel P. Neary       Executive Vice President (Group Insurance)
    Tommie  D. Thompson   xecutive Vice President (Treasurer; Comptroller)
    Richard A. Witt       Executive Vice President (Chief Investment Officer)

        *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

o       DISTRIBUTION OF THE POLICIES

    Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 8 1/4% of the premium paid. We may also pay other distribution expenses such as production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.

o       VOTING RIGHTS

    As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.
     As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is typically determined by your Accumulation Value in that Subaccount. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

o       DISTRIBUTION OF MATERIALS

    We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

o       STATE REGULATION

    We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.
     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

o       LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

o       INDEPENDENT AUDITORS

     Our Financial Statements as of December 31, 1999 and 1998 and for the three years ended December 31, 1997, 1998 and 1999, and of United of Omaha Separate Account B as of December 31, 1999, and for the two years ended December 31, 1999 and 1998 included in the Registration Statement which incorporates this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing therein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in United of Omaha Separate Account B.

o       REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will also receive such additional periodic reports as may be required by the SEC.


                          DO YOU HAVE QUESTIONS?

                          If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.

-----------------------------------------------------------
ILLUSTRATIONS
DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS

    The tables in this section illustrate how the Policy operates: how the death benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $20,000. A male age 55, 65 and 75 with specified amounts of $52,000, $36,868, and $29,134, respectively, are illustrated for this Policy. The insureds are assumed to be preferred rate class. A male age 65 with a specific amount of $36,868 and standard rate class is also illustrated. The tables also include Accumulation Values, Cash Surrender Values and death benefit amounts that reflect the 0.90% mortality and expense risk charge deducted from Variable Account assets, the 0.24% monthly administrative charge, the deduction of 0.39% of premium payments for state and federal taxes, and the current and guaranteed cost of insurance charge. (In Oregon, this deduction does not include state and municipality premium tax expenses.) These tables may assist in comparison of death benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies.

    Death benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return differed from the 0%, 6% or 12% rates illustrated, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, or if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

    The amounts for the death benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that an expense charge and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction date. The Cash Surrender Values shown in the tables reflect the fact that a Surrender Charge is deducted from the Accumulation Value upon surrender or lapse during the first nine years following each premium payment. The amounts shown in the tables also take into account an average daily charge equal to an annual charge of 0.85% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds. The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.85%, 5.15%, 11.15%, respectively.

    The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Cash Surrender Values and Accumulation Values illustrated.

    The second column of each table shows the amount which would accumulate if the initial premium of $20,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

    Upon  request,  we will  provide a  comparable  illustration  based upon the proposed insured's actual age, sex and underwriting classification, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                      Male issue age 55                   Initial Premium $20,000
                      Preferred Class                     Face Amount $52,000

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      21,739   19,839     52,000       21,531      19,631       52,000
   2               22,505      23,630   21,730     52,000       23,193      21,293       52,000
   3               23,153      25,685   23,785     52,000       25,003      23,103       52,000
   4               24,310      27,919   26,119     52,000       26,978      25,178       52,000
   5               25,526      30,348   28,848     52,000       29,140      27,640       52,000
   6               26,802      32,987   31,787     52,000       31,511      30,311       52,000
   7               28,142      35,856   34,956     52,000       34,118      33,218       52,000
   8               29,549      38,975   38,375     52,000       36,993      36,393       52,000
   9               31,027      42,395   42,095     52,570       40,176      39,876       52,000
  10               32,578      46,159   46,159     56,314       43,710      43,710       53,327
  11               34,207      50,470   50,470     60,564       47,778      47,778       57,334
  12               35,917      55,185   55,185     65,670       52,213      52,213       62,134
  13               37,713      60,340   60,340     71,201       57,049      57,049       67,318
  14               39,599      65,976   65,976     77,192       62,323      62,323       72,917
  15               41,579      72,139   72,139     83,681       68,073      68,073       78,964
  16               43,657      78,878   78,878     90,709       74,342      74,342       85,493
  17               45,840      86,246   86,246     97,458       81,212      81,212       91,770
  18               48,132      94,302   94,302    104,675       88,753      88,753       98,516
  19               50,539     103,113  103,113    112,393       97,046      97,046      105,780
  20               53,066     112,827  112,827    120,724      106,188     106,188      113,621

  25               67,727     177,185  177,185    186,045      166,760     166,760      175,098
  35              110,320     432,777  432,777    454,415      396,307     396,307      416,122



* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue age 55                   Initial Premium $20,000
                      Preferred Class                     Face Amount $52,000

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
-----------    -------------------------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000    20,566    18,666    52,000         20,354      18,454      52,000
   2               22,505    21,148    19,248    52,000         20,692      18,792      52,000
   3               23,153    21,747    19,847    52,000         21,013      19,113      52,000
   4               24,310    22,362    20,562    52,000         21,312      19,512      52,000
   5               25,526    22,995    21,495    52,000         21,588      20,088      52,000
   6               26,802    23,646    22,446    52,000         21,835      20,635      52,000
   7               28,142    24,315    23,415    52,000         22,047      21,147      52,000
   8               29,549    25,004    24,404    52,000         22,216      21,616      52,000
   9               31,027    25,711    25,411    52,000         22,335      22,035      52,000
  10               32,578    26,439    26,439    52,000         22,394      22,394      52,000
  11               34,207    27,321    27,321    52,000         22,475      22,475      52,000
  12               35,917    28,232    28,232    52,000         22,485      22,485      52,000
  13               37,713    29,174    29,174    52,000         22,414      22,414      52,000
  14               39,599    30,148    30,148    52,000         22,250      22,250      52,000
  15               41,579    31,153    31,153    52,000         21,975      21,975      52,000
  16               43,657    32,193    32,193    52,000         21,566      21,566      52,000
  17               45,840    33,267    33,267    52,000         20,993      20,993      52,000
  18               48,132    34,376    34,376    52,000         20,218      20,218      52,000
  19               50,539    35,523    35,523    52,000         19,193      19,193      52,000
  20               53,066    36,708    36,708    52,000         17,866      17,866      52,000

  25               67,727    43,254    43,254    52,000          3,959       3,959      52,000
  35              110,320    60,582    60,582    63,611            ***       ***         ***

* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                      Male issue age 55                   Initial Premium $20,000
                      Preferred Class                     Face Amount $52,000

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000    19,392    17,550    52,000         19,178      17,356       52,000
   2               22,505    18,803    17,017    52,000         18,333      16,591       52,000
   3               23,153    18,232    16,500    52,000         17,461      15,802       52,000
   4               24,310    17,678    16,087    52,000         16,560      15,069       52,000
   5               25,526    17,141    15,856    52,000         15,622      14,451       52,000
   6               26,802    16,621    15,623    52,000         14,642      13,764       52,000
   7               28,142    16,116    15,391    52,000         13,610      12,998       52,000
   8               29,549    15,626    15,158    52,000         12,516      12,140       52,000
   9               31,027    15,152    14,924    52,000         11,347      11,176       52,000
  10               32,578    14,691    14,691    52,000         10,090      10,090       52,000
  11               34,207    14,315    14,315    52,000          8,770       8,770       52,000
  12               35,917    13,949    13,949    52,000          7,330       7,330       52,000
  13               37,713    13,591    13,591    52,000          5,756       5,756       52,000
  14               39,599    13,243    13,243    52,000          4,029       4,029       52,000
  15               41,579    12,904    12,904    52,000          2,120       2,120       52,000
  16               43,657    12,574    12,574    52,000            ***       ***         ***
  17               45,840    12,252    12,252    52,000            ***       ***         ***
  18               48,132    11,938    11,938    52,000            ***       ***         ***
  19               50,539    11,632    11,632    52,000            ***       ***         ***
  20               53,066    11,334    11,334    52,000            ***       ***         ***

  25               67,727     9,956     9,956    52,000            ***       ***         ***
  35              110,320     7,681     7,681    52,000            ***       ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

                      Male issue age 65                   Initial Premium $20,000
                      Preferred Class                     Face Amount $36,868

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      21,739    19,839    36,868         21,437      19,537      36,868
   2               22,505      23,630    21,730    36,868         23,013      21,113      36,868
   3               23,153      25,685    23,785    36,868         24,751      22,851      36,868
   4               24,310      27,919    26,119    36,868         26,681      24,881      36,868
   5               25,526      30,348    28,848    36,868         28,837      27,337      36,868
   6               26,802      32,997    31,797    37,947         31,260      30,060      36,868
   7               28,142      35,906    35,006    40,574         33,992      33,092      38,411
   8               29,549      39,088    38,488    43,387         37,004      36,404      41,074
   9               31,027      42,573    42,273    46,405         40,303      40,003      43,931
  10               32,578      46,402    46,402    49,650         43,928      43,928      47,003
  11               34,207      50,820    50,820    53,361         48,110      48,110      50,516
  12               35,917      55,640    55,640    58,422         52,674      52,674      55,307
  13               37,713      60,897    60,897    63,942         57,651      57,651      60,533
  14               39,599      66,628    66,628    69,959         63,076      63,076      66,230
  15               41,579      72,871    72,871    76,514         68,986      68,986      72,435
  16               43,657      79,678    79,678    83,662         75,419      75,419      79,190
  17               45,840      87,120    87,120    91,476         82,414      82,414      86,535
  18               48,132      95,259    95,259   100,021         90,011      90,011      94,512
  19               50,539     104,157   104,157   109,365         98,253      98,253     103,166
  20               53,066     113,886   113,886   119,580        107,183     107,183     112,543

  25               67,727     177,987   177,987   186,887        163,946     163,946     172,143
  35              110,320     446,592   446,592   446,592        405,364     405,364     405,364


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue age 65                   Initial Premium $20,000
                      Preferred Class                     Face Amount $36,868

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                  PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      20,566    18,666    36,868         20,255      18,355      36,868
   2               22,505      21,148    19,248    36,868         20,483      18,583      36,868
   3               23,153      21,747    19,847    36,868         20,681      18,781      36,868
   4               24,310      22,362    20,562    36,868         20,845      19,045      36,868
   5               25,526      22,995    21,495    36,868         20,969      19,469      36,868
   6               26,802      23,646    22,446    36,868         21,043      19,843      36,868
   7               28,142      24,315    23,415    36,868         21,056      20,156      36,868
   8               29,549      25,004    24,404    36,868         20,993      20,393      36,868
   9               31,027      25,711    25,411    36,868         20,837      20,537      36,868
  10               32,578      26,439    26,439    36,868         20,569      20,569      36,868
  11               34,207      27,321    27,321    36,868         20,251      20,251      36,868
  12               35,917      28,232    28,232    36,868         19,784      19,784      36,868
  13               37,713      29,174    29,174    36,868         19,138      19,138      36,868
  14               39,599      30,148    30,148    36,868         18,277      18,277      36,868
  15               41,579      31,153    31,153    36,868         17,149      17,149      36,868
  16               43,657      32,193    32,193    36,868         15,683      15,683      36,868
  17               45,840      33,267    33,267    36,868         13,778      13,778      36,868
  18               48,132      34,376    34,376    36,868         11,295      11,295      36,868
  19               50,539      35,523    35,523    37,299          8,046       8,046      36,868
  20               53,066      36,708    36,708    38,544          3,778       3,778      36,868

  25               67,727      43,254    43,254    45,416          ***         ***         ***
  35              110,320      62,234    62,234    62,234          ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85 NET)

                      Male issue age 65                          Initial Premium $20,000
                      Preferred Class                            Face Amount $36,868

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      19,392    17,550    36,868         19,073      17,261      36,868
   2               22,505      18,803    17,017    36,868         18,098      16,378      36,868
   3               23,153      18,232    16,500    36,868         17,066      15,445      36,868
   4               24,310      17,678    16,087    36,868         15,967      14,530      36,868
   5               25,526      17,141    15,856    36,868         14,789      13,680      36,868
   6               26,802      16,621    15,623    36,868         13,513      12,702      36,868
   7               28,142      16,116    15,391    36,868         12,116      11,571      36,868
   8               29,549      15,626    15,158    36,868         10,570      10,253      36,868
   9               31,027      15,152    14,924    36,868          8,838       8,706      36,868
  10               32,578      14,691    14,691    36,868          6,883       6,883      36,868
  11               34,207      14,315    14,315    36,868          4,683       4,683      36,868
  12               35,917      13,949    13,949    36,868          2,157       2,157      36,868
  13               37,713      13,591    13,591    36,868        ***         ***         ***
  14               39,599      13,243    13,243    36,868        ***         ***         ***
  15               41,579      12,904    12,904    36,868        ***         ***         ***
  16               43,657      12,574    12,574    36,868        ***         ***         ***
  17               45,840      12,252    12,252    36,868        ***         ***         ***
  18               48,132      11,938    11,938    36,868        ***         ***         ***
  19               50,539      11,632    11,632    36,868        ***         ***         ***
  20               53,066      11,334    11,334    36,868        ***         ***         ***

  25               67,727       9,956     9,956    36,868        ***         ***         ***
  35              110,320       7,681     7,681    36,868        ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15 NET)

                      Male issue age 75                   Initial Premium $20,000
                      Preferred Class                     Face Amount $29,134

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      21,739    19,839    29,134         21,284      19,384      29,134
   2               22,505      23,630    21,730    29,134         22,736      20,836      29,134
   3               23,153      25,685    23,785    29,134         24,406      22,506      29,134
   4               24,310      27,933    26,133    29,330         26,355      24,555      29,134
   5               25,526      30,431    28,931    31,953         28,656      27,156      30,089
   6               26,802      33,140    31,940    34,797         31,207      30,007      32,767
   7               28,142      36,072    35,172    37,876         33,968      33,068      35,667
   8               29,549      39,244    38,644    41,206         36,955      36,355      38,803
   9               31,027      42,670    42,370    44,804         40,181      39,881      42,191
  10               32,578      46,397    46,397    48,717         43,663      43,663      45,846
  11               34,207      50,731    50,731    53,268         47,601      47,601      49,981
  12               35,917      55,470    55,470    58,243         51,860      51,860      54,453
  13               37,713      60,651    60,651    63,684         56,461      56,461      59,284
  14               39,599      66,317    66,317    69,633         61,429      61,429      64,500
  15               41,579      72,512    72,512    76,137         66,786      66,786      70,125
  16               43,657      79,285    79,285    83,249         72,557      72,557      76,184
  17               45,840      86,691    86,691    90,159         78,957      78,957      82,115
  18               48,132      94,789    94,789    97,633         86,087      86,087      88,670
  19               50,539     103,644   103,644   105,717         94,068      94,068      95,949
  20               53,066     113,541   113,541   114,676        103,051     103,051     104,081

  25               67,727     181,941   181,941   181,941        165,131     165,131     165,131


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue age 75                   Initial Premium $20,000
                      Preferred Class                     Face Amount $29,134

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                  PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      20,566    18,666    29,134         20,085      18,185      29,134
   2               22,505      21,148    19,248    29,134         20,117      18,217      29,134
   3               23,153      21,747    19,847    29,134         20,089      18,189      29,134
   4               24,310      22,362    20,562    29,134         19,991      18,191      29,134
   5               25,526      22,995    21,495    29,134         19,806      18,321      29,134
   6               26,802      23,646    22,446    29,134         19,514      18,343      29,134
   7               28,142      24,315    23,415    29,134         19,082      18,223      29,134
   8               29,549      25,004    24,404    29,134         18,468      17,914      29,134
   9               31,027      25,711    25,411    29,134         17,612      17,348      29,134
  10               32,578      26,439    26,439    29,134         16,440      16,440      29,134
  11               34,207      27,321    27,321    29,134         14,916      14,916      29,134
  12               35,917      28,232    28,232    29,644         12,841      12,841      29,134
  13               37,713      29,174    29,174    30,633         10,020      10,020      29,134
  14               39,599      30,148    30,148    31,655          6,174       6,174      29,134
  15               41,579      31,153    31,153    32,711            902         902      29,134
  16               43,657      32,193    32,193    33,802        ***         ***         ***
  17               45,840      33,267    33,267    34,597        ***         ***         ***
  18               48,132      34,376    34,376    35,408        ***         ***         ***
  19               50,539      35,536    35,536    36,247        ***         ***         ***
  20               53,066      36,828    36,828    37,196        ***         ***         ***

  25               67,727      44,717    44,717    44,717        ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85% NET)

                      Male issue age 75                   Initial Premium $20,000
                      Preferred Class                     Face Amount $29,134

                           CURRENT CHARGES *                        GUARANTEED CHARGES **
               -------------------------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1               21,000      19,392    17,550    29,134         18,886      17,092      29,134
   2               22,505      18,803    17,017    29,134         17,652      15,975      29,134
   3               23,153      18,232    16,500    29,134         16,272      14,726      29,134
   4               24,310      17,678    16,087    29,134         14,716      13,391      29,134
   5               25,526      17,141    15,856    29,134         12,941      11,971      29,134
   6               26,802      16,621    15,623    29,134         10,893      10,239      29,134
   7               28,142      16,116    15,391    29,134          8,493       8,111      29,134
   8               29,549      15,626    15,158    29,134          5,638       5,469      29,134
   9               31,027      15,152    14,924    29,134          2,190       2,157      29,134
  10               32,578      14,691    14,691    29,134        ***         ***         ***
  11               34,207      14,315    14,315    29,134        ***         ***         ***
  12               35,917      13,949    13,949    29,134        ***         ***         ***
  13               37,713      13,591    13,591    29,134        ***         ***         ***
  14               39,599      13,243    13,243    29,134        ***         ***         ***
  15               41,579      12,904    12,904    29,134        ***         ***         ***
  16               43,657      12,574    12,574    29,134        ***         ***         ***
  17               45,840      12,252    12,252    29,134        ***         ***         ***
  18               48,132      11,938    11,938    29,134        ***         ***         ***
  19               50,539      11,632    11,632    29,134        ***         ***         ***
  20               53,066      11,334    11,334    29,134        ***         ***         ***

  25               67,727       9,956     9,956    29,134        ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.15% NET)

               Male issue age 65                   Initial Premium $20,000
               Standard Class               Face Amount $36,868

                                    CURRENT CHARGES *                 GUARANTEED CHARGES **
                               -----------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1              $21,000        21,609    19,709    36,868        21,437      19,537     36,868
   2               22,505        23,348    21,448    36,868        23,013      21,113     36,868
   3               23,153        25,227    23,327    36,868        24,751      22,851     36,868
   4               24,310        27,258    25,458    36,868        26,681      24,881     36,868
   5               25,526        29,494    27,994    36,868        28,837      27,337     36,868
   6               26,802        32,010    30,810    36,868        31,260      30,060     36,868
   7               28,142        34,826    33,926    39,353        33,992      33,092     38,411
   8               29,549        37,911    37,311    42,081        37,004      36,404     41,074
   9               31,027        41,292    40,992    45,008        40,303      40,003     43,931
  10               32,578        45,005    45,005    48,156        43,928      43,928     47,003
  11               34,207        49,290    49,290    51,754        48,110      48,110     50,516
  12               35,917        53,965    53,965    56,663        52,674      52,674     55,307
  13               37,713        59,064    59,064    62,017        57,651      57,651     60,533
  14               39,599        64,622    64,622    67,853        63,076      63,076     66,230
  15               41,579        70,677    70,677    74,211        68,986      68,986     72,435
  16               43,657        77,268    77,268    81,131        75,419      75,419     79,190
  17               45,840        84,435    84,435    88,656        82,414      82,414     86,535
  18               48,132        92,218    92,218    96,829        90,011      90,011     94,512
  19               50,539       100,662   100,662   105,695        98,253      98,253    103,166
  20               53,066       109,811   109,811   115,302       107,183     107,183    112,543

  25               67,727       168,801   168,801   177,241       163,946     163,946    172,143
  35              110,320       419,205   419,205   419,205       405,364     405,364    405,364



* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.15% NET)

                      Male issue age 65                   Initial Premium $20,000
                      Standard Class               Face Amount $36,868

                                  CURRENT CHARGES *                 GUARANTEED CHARGES **
                             -----------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1              $21,000      20,443    18,543    36,868         20,255      18,355      36,868
   2               22,505      20,896    18,996    36,868         20,483      18,583      36,868
   3               23,153      21,359    19,459    36,868         20,681      18,781      36,868
   4               24,310      21,832    20,032    36,868         20,845      19,045      36,868
   5               25,526      22,315    20,815    36,868         20,969      19,469      36,868
   6               26,802      22,809    21,609    36,868         21,043      19,843      36,868
   7               28,142      23,314    22,414    36,868         21,056      20,156      36,868
   8               29,549      23,831    23,231    36,868         20,993      20,393      36,868
   9               31,027      24,359    24,059    36,868         20,837      20,537      36,868
  10               32,578      24,898    24,898    36,868         20,569      20,569      36,868
  11               34,207      25,641    25,641    36,868         20,251      20,251      36,868
  12               35,917      26,407    26,407    36,868         19,784      19,784      36,868
  13               37,713      27,195    27,195    36,868         19,138      19,138      36,868
  14               39,599      28,007    28,007    36,868         18,277      18,277      36,868
  15               41,579      28,843    28,843    36,868         17,149      17,149      36,868
  16               43,657      29,704    29,704    36,868         15,683      15,683      36,868
  17               45,840      30,590    30,590    36,868         13,778      13,778      36,868
  18               48,132      31,504    31,504    36,868         11,295      11,295      36,868
  19               50,539      32,444    32,444    36,868          8,046       8,046      36,868
  20               53,066      33,412    33,412    36,868          3,778       3,778      36,868

  25               67,727      38,720    38,720    40,656        ***         ***         ***
  35              110,320      55,099    55,099    55,099        ***         ***         ***



* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.85 NET)

                      Male issue age 65                   Initial Premium $20,000
                      Standard Class               Face Amount $36,868

                                  CURRENT CHARGES *                 GUARANTEED CHARGES **
                             -----------------------------    -----------------------------------
                 PREMIUMS
               ACCUMULATED
  END OF          AT 5%                  CASH                               CASH
CONTRACT         INTEREST     ACCOUNT  SURRENDER  DEATH        ACCOUNT    SURRENDER     DEATH
   YEAR          PER YEAR     VALUE     VALUE    BENEFIT        VALUE       VALUE      BENEFIT
   ----          --------     -----     -----    -------        -----       -----      -------
   1              $21,000      19,276    17,445    36,868         19,073      17,261      36,868
   2               22,505      18,579    16,814    36,868         18,098      16,378      36,868
   3               23,153      17,907    16,206    36,868         17,066      15,445      36,868
   4               24,310      17,259    15,706    36,868         15,967      14,530      36,868
   5               25,526      16,634    15,387    36,868         14,789      13,680      36,868
   6               26,802      16,033    15,071    36,868         13,513      12,702      36,868
   7               28,142      15,453    14,757    36,868         12,116      11,571      36,868
   8               29,549      14,893    14,447    36,868         10,570      10,253      36,868
   9               31,027      14,355    14,139    36,868          8,838       8,706      36,868
  10               32,578      13,835    13,835    36,868          6,883       6,883      36,868
  11               34,207      13,435    13,435    36,868          4,683       4,683      36,868
  12               35,917      13,047    13,047    36,868          2,157       2,157      36,868
  13               37,713      12,669    12,669    36,868        ***         ***         ***
  14               39,599      12,303    12,303    36,868        ***         ***         ***
  15               41,579      11,947    11,947    36,868        ***         ***         ***
  16               43,657      11,602    11,602    36,868        ***         ***         ***
  17               45,840      11,266    11,266    36,868        ***         ***         ***
  18               48,132      10,940    10,940    36,868        ***         ***         ***
  19               50,539      10,624    10,624    36,868        ***         ***         ***
  20               53,066      10,317    10,317    36,868        ***         ***         ***

  25               67,727       8,909     8,909    36,868        ***         ***         ***
  35              110,320       6,643     6,643    36,868        ***         ***         ***



* These values reflect investment results using current cost of insurance rates and expense charges. ** These values reflect investment results using guaranteed cost of insurance rates and expense charges. *** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the portfolios. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy Years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

-----------------------------------------------------------
FINANCIAL STATEMENTS




UNITED OF OMAHA
LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)


STATUTORY BASIS FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 1999, 1998 AND 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory basis statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 1999 and 1998, and the related statutory basis statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 1999. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in Note 1 to the financial statements, the Company has prepared these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from generally accepted accounting principles. The effects on such financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are described in Note 13.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the financial statements do not present fairly, in conformity with generally accepted accounting principles, the financial position of United of Omaha Life Insurance Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1 to the financial statements.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Schedule 1 - Selected Financial Data is presented to comply with the National Association of Insurance Commissioners Annual Statement Instructions and is not a required part of the basic financial statements. This schedule is the responsibility of the Company's management. This schedule has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

/s/ DELOITTE & TOUCHE LLP


Omaha, Nebraska
February 11, 2000


[UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31, 1999 AND 1998
-----------------------------------------------------------------------------------------------------

ADMITTED ASSETS                                                            1999            1998
Cash and invested assets:
  Bonds                                                              $ 7,686,772,659  $7,253,217,367
  Preferred stocks                                                                 0       3,954,659
  Common stocks - unaffiliated                                             9,984,000      13,838,123
  Common stocks - affiliated                                              95,788,706      90,269,520
  Mortgage loans                                                         655,076,191     599,396,008
  Real estate occupied by the Company, net of
    accumulated depreciation of $62,841,429
    in 1999 and $59,318,600 in 1998                                       76,636,056      79,261,655
  Real estate acquired in satisfaction of debt, net of
    accumulated depreciation of $211,026
    in 1999 and $180,255 in 1998                                           5,467,051       8,048,921
  Investment real estate, net of accumulated depreciation
    of $4,166,244 in 1999 and
    $4,000,880 in 1998                                                     2,095,524       2,260,888
  Policy loans                                                           137,852,831     133,473,608
  Cash and short-term investments                                         78,892,569     208,351,098
  Other invested assets                                                  132,785,146      90,478,302
                                                                       -------------   -------------
           Total cash and invested assets                              8,881,350,733   8,482,550,149

Premiums deferred and uncollected                                        122,227,550     112,869,786
Investment income due and accrued                                         87,758,433      83,741,880
Electronic data processing equipment, net of accumulated depreciation
  of $85,709,043 in 1999 and $83,572,760 in 1998                          23,152,822      40,003,368
Receivable from parent, subsidiaries and affiliates                       61,263,672      64,865,536
Other assets                                                             108,508,586     110,226,256
Separate accounts assets                                               1,463,646,824   1,128,411,359
                                                                       -------------   -------------
           Total admitted assets                                    $ 10,747,908,620 $10,022,668,334
                                                                      ============== ===============

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts                       $ 6,380,304,112  $6,115,600,947
  Liability for premium and other deposit funds                        1,828,111,153   1,767,287,656
  Policy and contract claims                                              79,515,156      69,435,931
  Other                                                                  73,438,833       73,861,169
                                                                       -------------   -------------
           Total policy reserves                                       8,361,369,254   8,026,185,703

Interest maintenance reserve                                              27,418,733      28,297,114
Asset valuation reserve                                                  122,704,340      99,408,763
General expenses and taxes due or accrued                                 34,725,171      34,224,408
Federal income taxes due or accrued                                       24,753,676      30,643,535
Other liabilities                                                         55,493,246      78,153,618
Separate accounts liabilities                                          1,434,665,900   1,106,149,444
                                                                       -------------   -------------
           Total liabilities                                          10,061,130,320   9,403,062,585
                                                                      --------------   -------------
SURPLUS

Capital stock, $10 par value, 900,000 shares
  authorized issued and outstanding                                        9,000,000       9,000,000
Gross paid-in and contributed surplus                                     62,723,580      62,723,580
Unassigned surplus                                                       615,054,720     547,882,169
                                                                       -------------   -------------
           Total surplus                                                 686,778,300     619,605,749
                                                                       -------------   -------------
           Total liabilities and surplus                             $10,747,908,620 $10,022,668,334
                                                                      ============== ===============

The accompanying notes are an integral part of these statutory basis financial statements.


UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
---------------------------------------------------------------------------------------------------


                                                          1999            1998           1997

Income:
  Net premiums and annuity considerations             $1,140,044,210 $1,084,975,517 $1,187,103,621
  Other considerations and fund deposits                 275,898,803    236,637,747    293,227,972
  Net investment income                                  612,041,206    579,276,068    587,480,573
  Other income                                            61,053,155     44,797,965     25,019,350
                                                       -------------  -------------  -------------
           Total income                                2,089,037,374  1,945,687,297  2,092,831,516
                                                       -------------  -------------  -------------
Benefits and expenses:
  Policyholder and beneficiary benefits                1,284,737,992  1,163,584,636  1,030,686,286
  Increase in reserves for policyholder and
    beneficiary benefits                                 263,438,655    262,888,025    365,393,381
  Commissions                                            118,993,023    118,498,787    130,342,914
  Operating expenses                                     231,963,954    225,066,608    208,126,020
  Net transfers to separate accounts                     101,849,962     87,759,133    278,479,918
                                                       -------------  -------------  -------------
           Total benefits and expenses                 2,000,983,586  1,857,797,189  2,013,028,519
                                                       -------------  -------------  -------------
           Net gain from operations before federal
             income taxes and
             net realized capital gains                   88,053,788     87,890,108     79,802,997

Federal income taxes                                      45,205,000     47,032,000     37,918,000
                                                       -------------  -------------  -------------
           Net gain from operations before net
            realized capital gains                        42,848,788     40,858,108     41,884,997

Net realized capital gains                                12,124,165      8,691,807     51,537,439
                                                       -------------  -------------  -------------
           Net income                                   $ 54,972,953   $ 49,549,915   $ 93,422,436
                                                       =============  =============  =============

The accompanying notes are an integral part of these statutory basis financial statements.



UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
--------------------------------------------------------------------------------------------------


                                                        1999            1998            1997

Capital stock:
  Balance at beginning and end of year                 $ 9,000,000     $ 9,000,000    $ 9,000,000
                                                        ----------      ----------     ----------
Gross paid-in and contributed surplus:
  Balance at beginning and end of year                  62,723,580      62,723,580     62,723,580
                                                        ----------      ----------     ----------
Unassigned surplus:
  Balance at beginning of year                         547,882,169     516,351,285    463,096,236
  Net income                                            54,972,953      49,549,915     93,422,436
  Change in net unrealized capital gains and losses     25,943,741      (1,875,466)   (45,543,494)
  (Increase) decrease in:
    Non-admitted assets                                  5,596,094       3,153,680    (15,448,463)
    Asset valuation reserve                            (23,295,577)     (5,265,183)    20,352,007
  Additional pension plan contribution                           0      (9,732,000)             0
  Change in group pension reserve valuation basis                0               0     17,437,454
  Adoption of actuarial guidelines                               0               0    (17,235,000)
  Surplus contributed to separate account                        0               0    (20,000,000)
  Change in surplus in separate account                  3,964,183               0     20,000,000
  Other, net                                                (8,843)     (4,300,062)       270,109
                                                        ----------      ----------     ----------
  Balance at end of year                               615,054,720     547,882,169    516,351,285
                                                       -----------     -----------    -----------
           Total surplus                             $ 686,778,300   $ 619,605,749  $ 588,074,865
                                                       ===========     ===========    ===========


The accompanying notes are an integral part of these statutory basis financial statements.


UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
---------------------------------------------------------------------------------------------------


                                                        1999            1998            1997
Cash from operations:
  Premiums, annuity considerations and
    other fund deposits                            $ 1,405,400,064 $ 1,318,297,844 $ 1,467,305,934
  Net investment income                                592,873,645     568,917,450     572,888,599
  Other income                                          67,077,830      38,788,628      24,599,736
  Benefits                                          (1,277,572,534) (1,167,243,929) (1,015,334,974)
  Commissions and general expenses                    (344,072,398)   (364,713,014)   (358,217,598)
  Federal income taxes                                 (57,072,123)     (6,095,871)    (50,033,368)
  Net transfers to separate accounts                  (104,327,662)    (88,584,356)   (291,034,339)
                                                     -------------    ------------   -------------
           Net cash from operations                    282,306,822     299,366,752     350,173,990
                                                     -------------    ------------   -------------
Cash from investments:
  Proceeds from investments sold, redeemed or matured:
    Bonds                                            1,522,098,100   1,193,524,488   1,061,409,895
    Mortgage loans                                      88,676,462     146,103,815     335,103,045
    Stocks                                              17,382,690       9,347,151     143,363,377
    Real estate                                          4,050,000      26,750,000      37,927,500
    Other invested assets                               39,411,955      25,274,875      40,376,307
  Tax on capital gains                                  (7,555,834)    (34,196,691)    (15,797,771)
  Cost of investments acquired:
    Bonds                                           (1,941,582,149) (1,502,417,064) (1,774,643,430)
    Mortgage loans                                    (141,987,030)   (152,354,622)    (19,862,952)
    Stocks                                             (12,911,323)     (8,357,754)    (23,479,436)
    Other invested assets                              (25,079,860)    (38,744,814)    (27,563,717)
    Real estate                                         (1,777,668)     (7,991,164)     (3,082,524)
  Net increase in policy loans                          (4,380,901)     (7,849,129)     (7,474,627)
                                                     -------------    ------------   -------------
           Net cash from investments                  (463,655,558)   (350,910,909)   (253,724,333)
                                                     -------------    ------------   -------------
Cash from financing and other sources:
  Decrease (increase) in receivable from parent,
    subsidiaries and affiliates                         53,617,926     (78,025,309)    (28,781,394)
  Increase (decrease) in other nonqualified deposits    58,702,188     213,068,165     (49,216,009)
  Other cash provided                                   52,076,765      18,348,507      18,880,708
  Other cash used                                     (112,506,672)     (8,691,343)    (39,639,966)
                                                     -------------    ------------   -------------
           Net cash from financing and other sources    51,890,207     144,700,020     (98,756,661)
                                                     -------------    ------------   -------------

Net change in cash and short-term investments         (129,458,529)     93,155,863      (2,307,004)

Cash and short-term investments:
  Beginning of year                                    208,351,098     115,195,235     117,502,239
                                                     -------------    ------------   -------------

  End of year                                         $ 78,892,569   $ 208,351,098   $ 115,195,235
                                                     =============    ============   =============

The accompanying notes are an integral part of these statutory basis financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)


NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF OPERATIONS - United of Omaha Life Insurance Company (the "Company") is a wholly-owned subsidiary of Mutual of Omaha Insurance Company
("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 1999, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"), United World Life Insurance Company ("United World"), Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT"), and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands.
Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

    BASIS OF PRESENTATION - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Prescribed statutory accounting practices are contained in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices which may not necessarily be prescribed but are not prohibited.

    The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) deferred federal income taxes are not provided for temporary differences between tax and financial reporting; (d) no provision has been made for federal income taxes on unrealized appreciation of investments which are carried at market value; (e) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (f) different actuarial assumptions are used for calculating certain policy reserves; (g) changes in certain assets designated as "non-admitted" have been charged to unassigned surplus; (h) comprehensive income and its components are not presented in the financial statements; and (i) the change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net income.

    USE OF ESTIMATES - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
reporting  period.   Actual  results  could  differ   significantly  from  those
estimates.

    INVESTMENTS - Bonds are generally stated at amortized cost. Premiums and discounts on bonds not backed by other loans are amortized using the scientific method. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Preferred stocks are stated at cost. Common stocks of unaffiliated companies are stated at estimated fair value and stocks of affiliated companies (principally insurance companies) are valued at the Company's equity in the underlying book value. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus, ignoring the effect of income taxes.

    Mortgage loans and policy loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

    The home office properties, investment real estate, and electronic data processing equipment are valued at cost, less accumulated depreciation. Property acquired in satisfaction of debt is initially valued at the lower of cost or estimated fair value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

    Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

    Investment income is recorded when earned. Realized gains and losses on the sale or maturity of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus.

    ASSET VALUATION AND INTEREST MAINTENANCE RESERVES - The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold or called.

    POLICY RESERVES - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities and deposit administration contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

    PREMIUMS AND RELATED COMMISSIONS - Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

    FEDERAL INCOME TAXES - The Company files a consolidated federal income tax return with its parent and other eligible subsidiaries. The method of allocating taxes among the companies is prescribed by a written agreement approved by the Board of Directors. Each company's provision for federal income taxes is based on a separate return calculation with each company recognizing tax benefits of net operating losses and tax credits on a separate return basis.

    The provision for federal income taxes is based on income which is currently taxable. Deferred federal income taxes are not provided for temporary differences between income tax and statutory reporting. The Company recognizes the benefits of net operating loss, foreign tax and general business credit carryforwards when realized.

    NON-ADMITTED ASSETS - Certain assets designated as "non-admitted", principally receivables greater than ninety days due and office furniture and equipment, are excluded from the statutory basis statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited to unassigned surplus.

    FAIR VALUES OF FINANCIAL INSTRUMENTS - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       CASH, SHORT-TERM INVESTMENTS AND OTHER INVESTED ASSETS - The carrying amounts for these instruments approximate their fair values.

       BONDS - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

       UNAFFILIATED COMMON STOCKS - The fair values for unaffiliated common stocks are based on quoted market prices.

       AFFILIATED COMMON STOCK - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

       PREFERRED STOCKS - The fair values for preferred stocks are based on quoted market prices.

       MORTGAGE LOANS - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

       POLICY LOANS - The Company does not believe an estimate of the fair value of policy loans can be made without incurring excessive cost. Policy loans have no stated maturities and are usually repaid by reductions to benefits and surrenders. Because of the numerous assumptions which would have to be made to estimate fair value, the Company believes that such information would not be meaningful.

       INVESTMENT CONTRACTS - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

       DERIVATIVES - The fair value of interest-rate swaps, foreign currency swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the accumulative return of the designated index.

    DERIVATIVES - The Company invests in certain derivative financial instruments to reduce exposure to interest-rate risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps and equity-linked notes. The Company does not engage in trading of these instruments.

    Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

    Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

    Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

    SEPARATE ACCOUNTS - The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of certificate holders under specific individual and group annuity contracts. Deposits received from, and benefits paid to, separate account certificate holders are reflected in the statutory basis statements of income, but are offset by transfers from the separate accounts. Net investment income and realized capital gains and losses on the separate accounts are not reflected in the statutory basis statements of income. Mortality, policy administration and surrender charges to all separate accounts are included in revenue.

    RECLASSIFICATIONS - Certain reclassifications have been made to the prior year amounts to conform with current year presentation with no changes to unassigned surplus or net income.


2.   INVESTMENTS

    The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of the Company's investment securities were as follows:

                               Cost or          Gross           Gross         Estimated
                              Amortized       Unrealized     Unrealized          Fair
                                 Cost           Gains          Losses           Value
At December 31, 1999:
  U.S. Government              $ 46,168,157          $ 457     $ 3,177,130     $ 42,991,484
  Political subdivisions          8,901,869         29,232         153,840        8,777,261
  Mortgage-backed securities    548,241,963      1,154,597      20,511,842      528,884,718
  Special revenue                78,011,554      1,991,241         544,672       79,458,123
  Public utilities              437,618,913      5,884,840      10,832,743      432,671,010
  Industrial and
    miscellaneous             5,314,640,630     86,295,749     162,461,206    5,238,475,173
  Collateralized mortgage
    obligations               1,143,743,612     12,587,089      21,602,019    1,134,728,682
  Credit-tenant loans           192,017,120      1,909,775       5,299,337      188,627,558
                              -------------    -----------     -----------    -------------

           Total            $ 7,769,343,818  $ 109,852,980   $ 224,582,789  $ 7,654,614,009
                              =============    ===========     ===========    =============

  Bonds                     $ 7,688,459,932
  Short-term investments         80,883,886
                              -------------

                            $ 7,769,343,818
                             ==============

  Preferred stocks                      $ 0            $ 0             $ 0              $ 0
                              =============    ===========     ===========    =============

  Common stocks - unaffiliated     $ 19,336    $ 9,964,664             $ 0      $ 9,984,000
                              =============    ===========     ===========    =============


    The amortized cost of bonds includes $1,687,273 of non-admitted assets related to bonds that were in or near default.

                                       58

                                Cost or          Gross          Gross         Estimated
                               Amortized       Unrealized     Unrealized         Fair
                                  Cost           Gains          Losses          Value
At December 31, 1998:
  U.S. Government               $ 30,199,066    $ 2,299,673       $ 62,962     $ 32,435,777
  Political subdivisions          10,549,019        301,829             20       10,850,828
  Mortgage-backed securities     380,824,126     15,036,684      2,221,337      393,639,473
  Special revenue                 52,399,410      3,220,019              0       55,619,429
  Public utilities               419,752,875     21,077,425      1,270,460      439,559,840
  Industrial and miscellaneous 4,991,608,991    186,244,422     32,747,478    5,145,105,935
  Collateralized mortgage
    obligations                1,370,459,693     38,427,779      3,697,538    1,405,189,934
  Credit-tenant loans            219,090,991     20,303,274        179,976      239,214,289
                               -------------    -----------     ----------    -------------

           Total             $ 7,474,884,171  $ 286,911,105   $ 40,179,771  $ 7,721,615,505
                               =============    ===========     ==========    =============

  Bonds                      $ 7,257,722,248
  Short-term investments         214,404,693
                               -------------

                             $ 7,472,126,941
                               =============

  Preferred stocks               $ 3,954,659    $ 2,036,021            $ 0      $ 5,990,680
                                   =========      =========       ========       ==========

  Common stocks - unaffiliated     $ 165,254   $ 13,722,869       $ 50,000     $ 13,838,123
                                   =========      =========       ========       ==========

    The amortized cost of bonds includes $4,504,881 of non-admitted assets related to bonds that were in or near default.

    The amortized cost and estimated fair value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                Amortized           Estimated
                                                                 Cost              Fair Value

Due in one year or less                                       $ 388,795,092        $ 388,940,177
Due after one year through five years                         1,468,765,587        1,484,657,528
Due after five years through ten years                        1,794,735,444        1,750,136,290
Due after ten years                                           2,425,062,120        2,367,266,614
                                                              -------------        -------------
                                                              6,077,358,243        5,991,000,609
Collateralized mortgage obligations and mortgage backed
  securities                                                  1,691,985,575        1,663,613,400
                                                              -------------        -------------
                                                            $ 7,769,343,818      $ 7,654,614,009
                                                              =============        =============


    The sources of net investment income were as follows:

                                                1999            1998             1997

Bonds                                         $544,343,674    $515,151,979     $501,101,332
Preferred stocks                                    87,536         299,096          398,794
Common stocks                                      161,075         145,600          448,589
Mortgage loans                                  49,565,958      52,305,094       70,469,627
Real estate                                     18,318,351      19,833,382       25,531,545
Policy loans                                     9,465,535       7,323,862        7,454,749
Short-term investments                           7,990,378       4,961,823        4,657,874
Other                                           (2,910,505)     (1,969,054)      (1,239,823)
                                               -----------     -----------      -----------
                                               627,022,002     598,051,782      608,822,687
Investment expense                             (19,083,356)    (22,067,317)     (25,194,958)
Amortization of interest maintenance
  reserve                                        4,102,560       3,291,603        3,852,844
                                               -----------     -----------      -----------
                                              $612,041,206    $579,276,068     $587,480,573
                                               ===========     ===========      ===========

    Gross realized gains and losses from investment securities consist of the following:

                                                                                  Net
                                                   Gross          Gross         Realized
                                                 Realized        Realized        Gains
                                                   Gains          Losses        (Losses)
Year ended December 31, 1999:
  Bonds                                           $ 5,963,118     $4,998,234      $ 964,884
  Common stocks                                       112,286      1,716,877     (1,604,591)
  Preferred stocks                                  1,975,380              0      1,975,380
  Mortgage loans                                    2,313,158              0      2,313,158
  Real estate                                         779,916              0        779,916
  Other invested assets                            19,800,435        647,740     19,152,695
                                                  -----------      ---------     -----------

                                                  $30,944,293     $7,362,851     23,581,442
                                                   ==========      =========
  Capital gains tax                                                              (8,233,097)
  Transfer to IMR                                                                (3,224,180)
                                                                                 ----------
  Net realized capital gains                                                    $12,124,165
                                                                                 ==========



                                       60

                                                                                  Net
                                                   Gross          Gross         Realized
                                                 Realized        Realized        Gains
                                                   Gains          Losses        (Losses)
Year ended December 31, 1998:
  Bonds                                           $13,939,103      $ 239,888    $13,699,215
  Common stocks                                       375,644         54,386        321,258
  Mortgage loans                                    5,818,177        180,586      5,637,591
  Real estate                                       4,248,433        697,886      3,550,547
  Other                                             9,711,346         76,758      9,634,588
                                                  -----------     ----------    -----------

                                                  $34,092,703     $1,249,504     32,843,199
                                                   ==========      =========
  Capital gains tax                                                             (11,465,087)
  Transfer to IMR                                                               (12,686,305)
                                                                                 ----------

  Net realized capital gains                                                    $ 8,691,807
                                                                                  =========

                                                                                  Net
                                                 Gross            Gross         Realized
                                                Realized        Realized         Gains
                                                 Gains           Losses         (Losses)
Year ended December 31, 1997:
  Bonds                                          $ 8,303,767     $ 5,237,203    $ 3,066,564
  Common stocks                                   64,382,938       4,130,324     60,252,614
  Mortgage loans                                   1,519,891       5,317,698     (3,797,807)
  Real estate                                      2,799,542       5,108,653     (2,309,111)
  Derivative instruments                               7,544       8,910,996     (8,903,452)
  Other                                           24,572,499          48,747     24,523,752
                                                 -----------     -----------    -----------

                                                $101,586,181     $28,753,621     72,832,560
                                                 ===========      ==========
  Capital gains tax                                                             (25,411,492)
  Transfer to IMR                                                                 4,116,371
                                                                                -----------
  Net realized capital gains                                                    $51,537,439
                                                                                ===========

    Proceeds from the sale of bonds were $321,474,524, $141,015,129 and $265,701,061 during 1999, 1998 and 1997, respectively.

    The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans during 1999 ranged from 6.4% to 9.6%. The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75%. The estimated fair value of the mortgage loan portfolio was $652,163,412 and $645,961,540 at December 31, 1999 and 1998, respectively.

    The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 1999 and 1998 were as follows:
                                               1999             1998

Texas                                        $ 76,057,533     $ 43,616,098
California                                     49,904,476       39,923,263
Florida                                        46,980,000       28,948,059
New York                                       40,206,436       17,553,448
Alabama                                        34,241,544       34,492,873
Nebraska                                       31,536,113       34,078,520
All other states                              376,150,089      400,783,747
                                              -----------      -----------
                                             $655,076,191     $599,396,008
                                              ===========      ===========

    At December 31, 1999, the Company held non-performing loans of $441,432. There were no restructured mortgage loans at December 31, 1999. There were no non-performing or restructured mortgage loans at December 31, 1998.

    Securities with an amortized cost of $5,417,960 and $5,493,285 were on deposit with government agencies at December 31, 1999 and 1998, respectively, as required by law in various jurisdictions in which the Company conducts business.

    The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

    The Company has commitments to fund bond investments of approximately $27,155,005 as of December 31, 1999. The Company also has commitments to fund mortgage loans of approximately $20,142,500 as of December 31, 1999. These commitments are legally binding and have fixed expiration dates or other termination clauses that may require a payment of a fee. In the event that the financial condition of a borrower deteriorates materially, the commitment may be terminated. Since some of the commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

    The following table summarizes the Company's derivative financial instruments. Notional amounts are used on certain instruments to express the volume of these transactions, but do not represent the much smaller amounts potentially subject to credit risk.

                                                   ESTIMATED
                         NOTIONAL     STATEMENT      FAIR      YEAR(S) OF  INTEREST   RATE
                          Amount        Value       Value       Maturity     Paid   Received
At December 31, 1999:
  Interest-rate swaps  $ 202,500,000        $ 0    $ 880,563  2002 - 2003    6.97 %   6.23 %
                       ==============       ====   =========

  Interest-rate caps   $ 685,000,000 $ 2,950,371 $ 3,484,314  2000 - 2004       0        0
                       ============= =========== ===========

  Equity-linked notes  $ 101,000,000 $ 2,360,800 $89,887,364   2001 -2016       0        0
                       ============= =========== ============


AT DECEMBER 31, 1998:
  Interest-rate swaps  $ 202,500,000         $ 0 $(9,712,510) 2002 - 2003    6.97 %   6.50 %
                       ==============       ==== =============

  Interest-rate caps   $ 600,000,000 $ 2,924,037   $ 632,846  2000 - 2003       0        0
                       ============= ===========   ==========

  Equity-linked notes  $ 101,000,000 $ 3,541,200 $62,670,541  2001 - 2016       0        0
                       ============= ===========  ===========

    These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory basis statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of the derivative financial instrument. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.


    The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

    During 1997, the Company terminated two interest-rate swap transactions with a combined notional amount of $200,000,000 at a cost of approximately $8,900,000. This amount was charged to IMR in accordance with statutory accounting practices. These swaps were replaced with four other interest-rate swap agreements with a combined notional amount of $200,000,000. Terms of the new interest-rate swaps allow for more frequent repricing of the variable rate paid by the Company thereby reducing its exposure.

4.   FEDERAL INCOME TAXES

    The provision for federal income taxes reflects an effective income tax rate which differs from the prevailing federal income tax rate primarily as a result of income and expense recognition differences between statutory and income tax reporting. The major differences include capitalization and amortization of certain policy acquisition amounts for tax purposes, different methods for determining statutory and tax insurance reserves, timing of the recognition of market discounts on bonds and certain accrued expenses, and the acceleration of depreciation for tax purposes.

    The tax returns for 1993 through 1995 are currently under examination by the Internal Revenue Service ("IRS"). Management believes the result of this examination will have no material impact on the Company's statutory financial statements.

    Under federal income tax law in effect prior to 1984, the Company accumulated approximately $31,615,000 of deferred taxable income which could become subject to income taxes in the future under certain conditions. Management believes the chance that those conditions will exist is not likely.

5.   RETIREMENT BENEFITS

    The Company participates with Mutual of Omaha and certain subsidiaries (the "Companies") in a noncontributory defined benefit plan covering all United States employees meeting certain minimum requirements. Retirement benefits are based upon years of credited service and final average earnings history.

    Information regarding accrued benefits and net assets has not been determined on an individual company basis. The Company's allocation of salary expense was approximately 31%, 28% and 30% of the total Companies' salary expense in 1999, 1998 and 1997, respectively. The Companies expensed contributions of $12,971,440, $10,254,308 and $7,972,335 in 1999, 1998 and 1997,
respectively. Total benefit costs were $26,101,000, $26,160,000 and $24,148,000 in 1999, 1998 and 1997, respectively. Plan assets include United of Omaha Life Insurance Company guaranteed investment contracts of $291,281,000 and $267,183,000 at December 31, 1999 and 1998, respectively. In 1998, the Companies changed the plan's assumed annual investment return and, in order to improve the funding status of the plan, increased the amount that was contributed for 1998. At December 31, 1998, the Companies recorded a direct charge to surplus of $37,540,647, which represented an additional contribution of $57,814,647, net of tax. The Company's share of this contribution was $9,731,808, net of tax. The valuation date for the pension benefit amounts in the table below is January 1, 1999.

    The Companies also provide certain postretirement medical and life insurance benefits to employees hired before January 1, 1995. Benefits are based on hire date, age and years of service. The cost of these postretirement benefits is allocated to the Companies in accordance with an intercompany cost-sharing agreement. Plan assets are invested in a United of Omaha Life Insurance Company investment contract. The Companies use the accrual method of accounting for postretirement benefits and elected to amortize the original transition obligation over 20 years. Employer contributions for other benefits were $3,684,000, $2,709,000 and $2,600,000 during the years ended December 31, 1999,
1998 and 1997, respectively. Total benefit costs were $10,129,600, $9,853,410 and $11,602,000 in 1999, 1998 and 1997, respectively.


                                   January 1,                         December 31,
                                  Pension Benefits                   Other Benefits
                              ----------------------              ---------------------
                                1999            1998              1999           1998

Benefit obligation           $ 475,851,413  $ 445,896,799      $ 90,913,152    $ 88,227,132
Fair value of plan assets      458,944,992    389,955,899         9,564,322       5,641,539
                               -----------    -----------        ----------      ----------
Funded status                $ (16,906,421) $ (55,940,900)     $(81,348,830)   $(82,585,593)
                               ===========    ===========        ==========     ============

                                             Pension Benefits           Other Benefits
                                             -----------------         ----------------
Weighted average assumptions                 1999        1998          1999        1998

Discount rate                                 6.55 %     6.73 %         7.75 %      7.00 %
Expected return on plan assets                9.00 %     9.00 %          N/A         N/A
Rate of compensation increase                 5.00 %     5.00 %          N/A         N/A
Health care cost trend rate                    N/A        N/A           5.00 %      5.00 %

    The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would increase the Companies' accumulated postretirement benefit obligation as of December 31, 1999 by approximately $6,200,000 and the estimated eligibility and interest cost components of the net periodic postretirement benefit costs for 1999 by approximately $800,000.

    The Companies sponsor various savings and investment plans. The expense for defined contribution plans was $10,526,000, $6,472,000 and $14,817,000 in 1999,
1998 and 1997, respectively.

6.   RELATED PARTY TRANSACTIONS

    The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

    The Company paid $302,133, $410,598 and $427,447 during 1999, 1998 and 1997, respectively, to Kirkpatrick, Pettis, Smith, Polian, Inc., an affiliate, for equity investment management services. In addition, the Company paid assignment fees of $750 to MOSSCO-CT for the year ended December 31, 1999, $7,500 to MOSSCO-CT for the year ended December 31, 1998, and $165,000 to MOSSCO-NY and MOSSCO-CT for the year ended December 31, 1997.

    Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

                                                                  1999            1998

Aggregate reserve for policies and contracts                   $ 91,073,753    $84,042,215
                                                                 ==========     ==========

Policy and contract claims                                     $100,988,273    $98,669,575
                                                                ===========     ==========


                                                1999            1998             1997

Premium considerations                       $440,864,375      $387,138,546   $378,854,027
                                              ===========       ===========    ===========

Policyholder and beneficiary benefits        $370,484,415      $337,101,103   $286,033,083
                                              ===========       ===========    ===========

Group reinsurance settlement expense
  (included in operating expenses)           $ 25,391,147      $ 18,777,060   $ 10,405,717
                                              ===========       ===========    ===========

    The Company also assumes group and individual life insurance from Companion. The Company entered into a coinsurance treaty with Companion relating to bank annuity business in which Companion cedes 90% of the 1999 and 1998 related premiums to the Company and the Company pays 90% of the related benefits, in 1999 and 1998, respectively. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

                                                          1999            1998

Aggregate reserve for policies and contracts          $67,290,793    $47,633,504
                                                       ==========     ==========

Policy and contract claims                            $ 2,740,908    $ 2,916,924
                                                       ==========     ==========

    The amounts assumed by the Company from Companion and included in the statutory statements of income were as follows:

                                           1999         1998            1997

Premium considerations                   $23,134,359  $19,789,981    $31,343,629
                                          ==========   ==========     ==========

Policyholder and beneficiary benefits    $ 7,951,294  $ 7,559,683    $ 3,570,731
                                          ==========   ==========     ==========

7.   REINSURANCE

    In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

    The reconciliation of total premiums to net premiums is as follows:

                               1999              1998              1997

Direct                      $ 1,567,106,907   $ 1,460,515,466   $ 1,541,126,581
Assumed:
  Affiliated                     23,134,359        19,789,981        31,343,629
  Nonaffiliates                  32,345,121        26,437,129        23,548,361
Ceded:
  Affiliated                   (440,864,375)     (387,138,546)     (378,854,027)
  Nonaffiliated                 (41,677,802)      (34,628,513)      (30,060,923)
                             --------------     --------------    -------------

           Net              $ 1,140,044,210   $ 1,084,975,517   $ 1,187,103,621
                              =============     =============     =============

8.   CREDIT ARRANGEMENTS

    The Company and Mutual of Omaha are authorized by their Boards of Directors to borrow a maximum of $125,000,000 on a joint basis under certain lines of credit. At December 31, 1999, the Company had no outstanding borrowings against its uncommitted, uncollateralized revolving lines of credit. Interest rates applicable to borrowings under these lines of credit are negotiated with the lender at the time of borrowing.

9.   COMMITMENTS AND CONTINGENCIES

    Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

    LEASES - The Company leases certain property to house Home Office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

    The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under those leases as of December 31, 1999 were approximately:

          2000                                          $20,124,290
          2001                                           14,722,563
          2002                                            9,635,808
          2003                                            5,475,019
          2004                                            2,572,647
          Thereafter                                      2,938,052
                                                       ------------

                Total                                   $55,468,379
                                                       ============
10.  DEPOSIT FUNDS

    The estimated fair value and statement value of guaranteed investment and select maturity contracts were:

                                                 1999                1998

Estimated fair value                       $ 1,138,068,000      $ 1,346,065,000
                                             =============        =============

Statement value                            $ 1,406,712,000      $ 1,353,266,000
                                             =============        =============


    The fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest-rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

    At December 31, 1999 and 1998, the Company held annuity reserves and deposit fund liabilities of $2,472,653,621 and $1,877,116,893, respectively, that were subject to discretionary withdrawal at book value with a surrender charge of less than 5%.

11.  STOCKHOLDER DIVIDENDS

    Regulatory   restrictions  limit  the  amount  of  dividends  available  for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $67,777,830 in 2000.

12.  BUSINESS RISKS

    The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

           LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products.

           CREDIT RISK is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

           INTEREST-RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

13. RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

    As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from generally accepted accounting principles (GAAP). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.


                                                  1999             1998             1997

Statutory net income as reported                $ 54,972,953    $ 49,549,915     $ 93,422,436
Future policy benefits and policyholder
  account balances                                14,442,932     (36,682,957)     (39,572,000)
Deferred policy acquisition costs                 28,205,163      47,066,276       63,151,000
Deferred income taxes and other tax
  reclassifications                               (6,785,000)     16,252,000       (4,793,000)
Valuation of investments                          15,115,420        (118,976)      14,183,000
Earnings of subsidiaries                          10,828,173      10,515,942        7,846,000
Other                                              2,983,278       7,916,496       (2,833,000)
                                                 -----------      ----------      ------------
Net income in conformity with generally
  accepted accounting principles               $ 119,762,919    $ 94,498,696     $131,404,436
                                                 ===========     ===========      ===========

                                                                 1999                1998

Statutory surplus                                             $ 686,778,300     $ 619,605,749
Future policy benefits and policyholder
  account balances                                             (312,316,678)     (325,783,497)
Deferred policy acquisition costs                               845,530,005       774,559,624
Deferred income taxes                                            (7,514,000)     (130,475,000)
Valuation of investments                                       (144,254,888)      261,236,362
Statutory asset valuation reserve                               122,704,340        99,408,763
Subsidiary equity                                                25,350,012        36,681,569
Statutory interest maintenance reserve                           27,418,733        28,297,114
Other                                                           (13,214,697)        5,138,810
                                                                ------------      -----------

Equity in conformity with generally
  accepted accounting principles                             $1,230,481,127    $1,368,669,494
                                                             ==============     =============

14.  CODIFICATION OF STATUTORY ACCOUNTING PRINCIPLES

    In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. During 1999, the State of Nebraska adopted the Codification. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA
--------------------------------------------------------------------------------

Investment income earned:
  U.S. Government bonds                                              $ 2,888,604
  Other bonds (unaffiliated)                                         541,455,069
  Bonds (affiliated)                                                           0
  Preferred stocks (unaffiliated)                                         87,536
  Preferred stocks (affiliated)                                                0
  Common stocks (unaffiliated)                                           161,075
  Common stocks (affiliated)                                                   0
  Mortgage loans                                                      49,565,958
  Real estate                                                         18,318,351
  Premium notes, policy loans and liens                                9,465,535
  Collateral loans                                                             0
  Cash on hand and on deposit                                                  0
  Short-term investments                                               7,990,378
  Other invested assets                                                  783,375
  Derivative instruments                                             (4,223,126)
  Aggregate write-ins for investment income                              529,247
                                                                         -------

Gross investment income                                             $627,022,002
                                                                    ============

Real estate owned - book value less encumbrances                    $ 84,198,631
                                                                    ============

Mortgage loans - book value:
  Farm mortgages                                                             $ 0
  Residential mortgages                                                        0
  Commercial mortgages                                               655,076,191
                                                                     -----------

Total mortgage loans                                                $655,076,191
                                                                    ============

Mortgage loans by standing - book value:
  Good standing                                                     $654,634,759
                                                                    ============

  Good standing with restructured terms                                      $ 0
                                                                             ===

  Interest overdue more than three months, not in foreclosure          $ 441,432
                                                                       =========

  Foreclosure in process                                                     $ 0
                                                                             ===

Other long-term assets - statement value                            $114,018,939
                                                                    ============

Collateral loans                                                             $ 0
                                                                             ===

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------

Bonds and stocks of subsidiaries and affiliates - book value:
  Bonds                                                                     $ 0
                                                                            ===

  Preferred stocks                                                          $ 0
                                                                            ===

  Common stocks                                                    $ 66,086,000
                                                                   ============

Bonds and  short-term  investments  by class  and
  expected  maturity;  Bonds by
  expected maturity - statement value:
    Due within one year or less                                   $ 955,764,084
    Over 1 year and through 5 years                               3,069,851,220
    Over 5 years through 10 years                                 2,270,225,205
    Over 10 years through 20 years                                1,132,674,991
    Over 20 years                                                   339,141,045
                                                                 --------------

  Total by maturity                                               7,767,656,545
                                                                 ==============

  Bonds by class - statement value:
    Class 1                                                       4,277,993,415
    Class 2                                                       3,054,217,918
    Class 3                                                         333,664,012
    Class 4                                                          97,251,871
    Class 5                                                           3,844,571
    Class 6                                                             684,758
                                                                 --------------

  Total by class                                                  7,767,656,545
                                                                 ==============

  Total bonds publicly traded                                     3,475,922,697
                                                                 ==============

  Total bonds privately placed                                    4,291,733,848
                                                                 ==============

Preferred stocks - statement value                                          $ 0
                                                                            ===

Common stocks - market value                                      $ 105,772,706
                                                                  =============

Short-term investments - book value                                $ 80,883,886
                                                                   ============

Options, caps and floors owned - statement value                    $ 5,311,171
                                                                    ===========

Options, caps and floors written and in force - statement value             $ 0
                                                                            ===

Collar, swap and forward agreements open - statement value                  $ 0
                                                                            ===

Futures contracts open - current value                                      $ 0
                                                                            ===

Cash on deposit                                                    $ (1,991,317)
                                                                   =============

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------

Life insurance in force (in thousands):
  Industrial                                                                 $ 0
                                                                             ===

  Ordinary                                                          $ 58,020,660
                                                                    ============

  Credit life                                                              $ 411
                                                                           =====

  Group life                                                        $ 65,721,874
                                                                    ============

Amount of accidental death insurance in force
 under ordinary policies (in thousands)                              $ 2,582,244
                                                                     ===========

Life insurance policies with disability provisions
in force (in thousands):
  Industrial                                                                 $ 0
                                                                             ===

  Ordinary                                                           $ 9,283,592
                                                                     ===========

  Credit life                                                                $ 0
                                                                             ===

  Group life                                                        $ 37,209,356
                                                                    ============

Supplementary contracts in force: Ordinary -
 not involving life contingencies:
    Amount on deposit                                               $ 16,935,580
                                                                    ============

    Income payable                                                   $ 3,174,827
                                                                     ===========

  Ordinary - involving life contingencies - income payable           $ 1,521,854
                                                                     ===========

Group - not involving life contingencies:
  Amount on deposit                                                          $ 0
                                                                             ===

  Income payable                                                             $ 0
                                                                             ===

Group - involving life contingencies - income payable                        $ 0
                                                                             ===

Annuities:
  Ordinary:
    Immediate - amount of income payable                            $ 44,488,735
                                                                    ============

    Deferred - fully paid - account balance                      $ 2,506,338,292
                                                                 ===============

    Deferred - not fully paid - account balance                    $ 437,543,222
                                                                   =============

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------


Group:

  Amount of income payable                                         $ 169,310,272
                                                                   =============

  Fully paid - account balance                                     $ 108,056,340
                                                                   =============

  Not fully paid - account balance                                           $ 0
                                                                             ===

Accident and health insurance - premiums in force:

  Ordinary                                                             $ 147,887
                                                                       =========

  Group                                                            $ 540,489,071
                                                                   =============

  Credit                                                                     $ 0
                                                                             ===

Deposit funds and dividend accumulations:

  Deposit funds - account balance                                $ 2,900,133,519
                                                                 ===============

  Dividend accumulations - account balance                              $ 51,107
                                                                        ========

Claim payments 1999:
  Group accident and health - year ended December 31, 1999:

    1999                                                                     $ 0
                                                                             ===

    1998                                                                     $ 0
                                                                             ===

    1997                                                                     $ 0
                                                                             ===

    1996                                                                     $ 0
                                                                             ===

    1995                                                                     $ 0
                                                                             ===

    Prior                                                                    $ 0
                                                                             ===

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1999
SCHEDULE 1 - SELECTED FINANCIAL DATA (CONTINUED)
--------------------------------------------------------------------------------


Claim payments 1999:
  Other accident and health:

    1999                                                                   $ 0
                                                                           ===

    1998                                                                   $ 0
                                                                           ===

    1997                                                                   $ 0
                                                                           ===

    1996                                                                   $ 0
                                                                           ===

    1995                                                                   $ 0
                                                                           ===

    Prior                                                                  $ 0
                                                                           ===

  Other coverages that use developmental methods to calculate claim reserves:

    1999                                                               $ 1,018
                                                                       =======

    1998                                                                 $ 916
                                                                         =====

    1997                                                                 $ 611
                                                                         =====

    1996                                                                   $ 0
                                                                           ===

    1995                                                                   $ 0
                                                                           ===

    Prior                                                                  $ 0
                                                                           ===

UNITED OF OMAHA
SEPARATE ACCOUNT B

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS' REPORT AS OF
DECEMBER 31, 1999 AND FOR THE YEARS
ENDED DECEMBER 31, 1999 AND 1998

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
United of Omaha Life Insurance Company



We have audited the accompanying statement of net assets of each of the sub-accounts ("portfolios" that include American Growth, American Small Capitalization, Prime Money Fund II, U.S. Government Securities II, Asset
Manager: Growth, Contrafund, Equity Income (Fidelity), Index 500, Capital Opportunities, Emerging Growth, Global Governments, High Income, Research, Emerging Markets Equity, Fixed Income, Capital Growth, Real Estate Growth, Global Discovery, Growth & Income, International (Scudder), Equity Income (T. Rowe Price), International Stock, Limited-Term Bond, New America Growth and Personal Strategy Balanced) that comprise United of Omaha Separate Account B (the "Separate Account") as of December 31, 1999, and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmations of investments owned as of December 31, 1999 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Separate Account as of December 31, 1999, and the results of their operations and changes in their net assets for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



March 31, 2000


UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS
DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------

                                                                                           Market
                                                                     Units       Market    Value
Assets                                                    Cost      Outstanding  Value    Per Unit
Investments:
  Alger:
    American Growth                                     $ 820,108     50,256    $ 997,103  $ 19.84
    American Small Capitalization                         726,307     57,611      970,514    16.85

  Federated:
    Prime Money Fund II                                   775,594    696,927      779,514     1.12
    U.S. Government Securities II                         252,436     22,187      247,061    11.14

  Fidelity:
    Asset Manager:  Growth                                308,462     24,516      347,722    14.18
    Contrafund                                            750,152     52,438      884,606    16.87
    Equity Income                                       1,258,592    102,938    1,288,113    12.51
    Index 500                                           2,431,733    170,823    2,793,848    16.36

  MFS:
    Capital Opportunities                                 872,963     60,449    1,222,620    20.23
    Emerging Growth                                       507,062     37,164      910,996    24.51
    Global Governments                                    239,550     21,736      232,545    10.70
    High Income                                           368,235     33,520      371,515    11.08
    Research                                              364,908     29,320      454,232    15.49

  Morgan Stanley Dean Witter:
    Emerging Markets Equity                                16,998      1,852       25,447    13.74
    Fixed Income                                           99,543      9,181       95,249    10.37

  Pioneer:
    Capital Growth                                        202,455     19,197      211,318    11.01
    Real Estate Growth                                    424,115     46,476      398,994     8.58

  Scudder:
    Global Discovery                                       78,621      6,684      129,899    19.43
    Growth & Income                                       302,412     25,398      303,417    11.95
    International                                         602,363     48,326      834,454    17.27

  T. Rowe Price:
    Equity Income                                         981,038     78,307      954,536    12.19
    International Stock                                 1,064,896     95,245    1,364,445    14.33
    Limited-Term Bond                                   1,235,014    108,879    1,212,167    11.13
    New America Growth                                    341,897     25,760      372,031    14.44
    Personal Strategy Balanced                            369,703     28,645      372,361    13.00
                                                         --------                --------

           Total invested assets                      $15,395,157             $17,774,707
                                                       ===========            ===========

LIABILITIES                                                  $ -                     $ -
                                                             ====                    ===

           Net assets                                 $15,395,157             $17,774,707
                                                       ===========            ===========


UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                       Federated
                       Alger                     American              Prime Money           U.S. Government
                       American Growth      Small Capitalization       Fund II               Securities II
                       ---------------      --------------------  -----------------          -------------
                        1999      1998        1999     1998         1999       1998         1999     1998
Income:
  Investment income:
    Reinvested dividends and
      capital gain
      distributions     $38,671 $ 11,366    $ 48,305   $ 8,650     $ 54,282   $ 18,881     $ 8,489     $ 392
EXPENSES:
  Mortality and expense
    risk charges         71,726    2,765      68,448     8,039      218,437     58,274      17,599     2,601
                        -------   ------     -------    ------     --------    -------     -------    -----
           Net investment
             income
            (expense)   (33,055)   8,601     (20,143)      611     (164,155)   (39,393)     (9,110)   (2,209)

Net realized gains
  (losses)                7,145      153      (4,661)      502            -          -         (66)       60

Net change in unrealized
  gains (losses)        134,043   42,952     217,079    28,003            -          -       (9,417)   4,042
                       --------  -------    --------   -------           --         --      --------  -----

Net increase (decrease) in
  net assets
  from operations       108,133   51,706     192,275    29,116     (164,155)   (39,393)    (18,593)    1,893

Purchases made by
  policyowners          580,858  263,465     527,969   231,254    6,815,913  4,625,960     127,030   150,477

Withdrawals made by
  policyowners             (859)  (6,200)    (12,576)  (13,549)  (6,359,502)(4,099,309)         -    (13,746)
                           ------ --------   --------- --------- ----------- ----------        --   --------

Net policyowner
  transactions          579,999  257,265     515,393   217,705      456,411    526,651     127,030   136,731
                       -------- --------    --------  --------     --------   --------    --------  -------

Increase in net assets  688,132  308,971     707,668   246,821      292,256    487,258     108,437   138,624

Net assets, beginning of
  year                  308,971        -     262,846    16,025      487,258          -     138,624         -
                       --------       --    --------   -------     --------         --    --------        -

Net assets, end
  of year              $997,103  $308,971    $970,514 $262,846    $ 779,514  $ 487,258     $247,061 $138,624
                      ========= =========   ======== =========   ========== ==========    ======== ========

ACCUMULATION UNIT:
  Purchases              33,337   21,484      40,279    22,730    6,251,733  4,387,914      10,780    13,924
  Withdrawals            (3,908)    (657)     (5,045)   (1,929)  (6,010,506)(3,932,214)       (967)   (1,550)
                         --------   ------    --------  -------- ---------- -----------      ------  -------

Net increase in units
  outstanding            29,429   20,827      35,234    20,801      241,227    455,700       9,813    12,374

Units outstanding,
  beginning of year      20,827        -      22,377     1,576      455,700          -      12,374         -
                        -------       --     -------    ------     --------         --     -------        --

Units outstanding, end
  of year                50,256   20,827      57,611    22,377      696,927    455,700      22,187    12,374
                        =======  =======     =======   =======     ========   ========     =======    ======

The accompanying notes are an integral part of these financial statements.

                                       76

FIDELITY                                                                                       MFS
   Asset Manager:                                                                            Capital
  Growth                Contrafund           Equity Income          Index 500             Opportunities
   1999      1998       1999      1998        1999      1998        1999      1998        1999      1998
-------------------  ------------------    ---------------------  ------------------    -------------------
   $ 8,961     $ 594    $ 9,807      $ -     $ 23,313   $ 2,077    $ 11,348       $ -     $ 1,950     $ 695


    29,548     3,976     61,723    7,274       87,933    10,583     194,670    17,250      81,572     8,096
   -------    ------    -------   ------      -------   -------    --------   -------     -------    -----

   (20,587)   (3,382)   (51,916)  (7,274)     (64,620)   (8,506)   (183,322)  (17,250)    (79,622)   (7,401)

     1,894       103     23,542      295        4,768       328      25,595     1,117      35,185    (4,935)

    26,108    13,152    101,458   32,996       (2,844)   31,982     287,743    74,372     307,124    42,533
   -------   -------   --------  -------       -------- -------    --------   -------    --------   ------

     7,415     9,873     73,084   26,017      (62,696)   23,804     130,016    58,239     262,687    30,197

   200,325   141,710    639,630  207,868      919,913   400,198   2,046,812   567,403     708,952   340,877

        (3)  (11,598)   (61,993)      -          (281)  (10,106)     (8,622)       -      (93,578)  (26,515)
        ---- ---------  ---------     --         ------ ---------    --------      --     --------- --------

   200,322   130,112    577,637  207,868      919,632   390,092   2,038,190   567,403     615,374   314,362
  --------  --------   -------- --------     --------  --------   ---------- --------    --------  -------

   207,737   139,985    650,721  233,885      856,936   413,896   2,168,206   625,642     878,061   344,559

   139,985         -    233,885        -      431,177    17,281     625,642         -     344,559        -
  --------        --   --------       --     --------   -------    --------        --    --------        --

  $347,722  $139,985   $884,606 $233,885   $1,288,113  $431,177  $2,793,848   625,642  $1,222,620   344,559
 ========= =========  ========= =========  =========== ========   =========== =======    ========== =======

    15,060    12,686     43,437   17,646       72,986    36,847     134,031    47,021      44,726    28,154

    (1,919)   (1,311)    (8,226)    (419)      (6,686)   (1,848)     (9,307)     (922)     (9,392)   (3,039)
    --------  --------   --------   ------     --------  --------    --------    ------    --------  -------

    13,141    11,375     35,211   17,227       66,300    34,999     124,724    46,099      35,334    25,115

    11,375         -     17,227        -       36,638     1,639      46,099         -      25,115        -
   -------        --    -------       --      -------    ------     -------        --     -------        -

    24,516    11,375     52,438   17,227      102,938    36,638     170,823    46,099      60,449    25,115
   =======   =======    =======  =======     ========   =======    ========   =======     =======   ======


UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)


                           MFS (Continued)
                                Emerging            Global                 High
                                Growth             Governments            Income              Research

                            1999     1998        1999     1998        1999     1998        1999     1998
                            ----------------     --------------       -------------       ----------------
Income:

  Investment income:
    Reinvested dividends and
      capital gain
      distributions            $ -     $ 417    $ 9,015     $ 358   $ 16,608   $ 1,839    $ 3,318     $ 676

EXPENSES:
  Mortality and expense
    risk charges            41,100     6,901     13,065     3,728     17,976     2,938     26,228     4,486
                            -------    ------    -------    ------    -------    ------    -------    -----
           Net investment
             income
            (expense)      (41,100)   (6,484)    (4,050)   (3,370)    (1,368)   (1,099)   (22,910)   (3,810)

Net realized gains (losses) 14,600       311        (49)       92     (4,327)      (17)     9,012     1,427

Net change in unrealized
  gains (losses)           351,148    52,786     (12,869)   5,864      3,269        11     69,566    19,758
                           --------   -------    ---------  ------     ------       ---    -------   ------

Net increase (decrease) in
  net assets from
  operations               324,648    46,613    (16,968)    2,586     (2,426)   (1,105)    55,668    17,375

Purchases made by
  policyowners             311,858   248,045    128,122   123,463    252,199   180,836    227,784   213,047

Withdrawals made by
  policyowners             (19,580)     (588)    (4,658)       -     (57,989)       -     (44,593)  (15,049)
                           ---------    ------   --------      --    ---------      --    --------- --------

Net policyowner
  transactions             292,278   247,457    123,464   123,463    194,210   180,836    183,191   197,998
                           --------  --------   --------  --------   --------  --------   --------  -------

Increase in net assets     616,926   294,070    106,496   126,049    191,784   179,731    238,859   215,373

Net assets, beginning of
  year                     294,070         -    126,049         -    179,731         -    215,373         -
                           --------       --   --------        --   --------        --   --------        --



Net assets, end of year   $910,996 $294,070    $232,545 $126,049    $371,515  $179,731   $454,232  $215,373
                          ======== =========   ======== =========   ======== =========   ========  ========

ACCUMULATION UNIT:

  Purchases                 19,755    21,836     11,884    11,719     23,162    17,354     17,249    18,902
  Withdrawals               (3,790)     (637)    (1,636)     (231)    (6,903)      (93)    (5,174)   (1,657)
                            -------    ------   --------    ------   --------     -----   --------  -------



Net increase in units
  outstanding               15,965    21,199     10,248    11,488     16,259    17,261     12,075    17,245

Units outstanding,
  beginning of year         21,199         -     11,488         -     17,261         -     17,245         -
                            -------       --    -------        --    -------        --    -------        --

Units outstanding, end
  of year                   37,164    21,199     21,736    11,488     33,520    17,261     29,320    17,245
                            =======   =======    =======   =======    =======   =======    =======   ======


The accompanying notes are an integral part of these financial statements.

                                       78

Morgan Stanley Dean Witter                  Pioneer                                     Scudder
      Emerging                                    Capital              Real Estate            Global
   Markets Equity         Fixed Income            Growth                Growth               Discovery
   1999      1998        1999     1998        1999      1998        1999     1998         1999     1998
------------------     ----------------       ---------------     ------------------     -----------------
       $ 2       $ 1    $ 3,922     $ 540     $ 1,412  $ 4,826    $ 19,078   $ 4,653       $ 895     $ 243
     1,918        78      2,348       184      17,403    4,248      32,456     5,437       5,528     1,538
    ------       ---     ------      ----     -------   ------     -------    ------      ------    -----
    (1,916)      (77)     1,574       356     (15,991)     578     (13,378)     (784)     (4,633)   (1,295)
       416       (21)      (382)        3        (404)     189     (20,050)   (1,844)      1,103        52
     8,438        11     (3,927)     (367)     19,509  (10,107)     (6,914)  (18,207)     48,399     2,878
    ------       ---     --------   ------   -------  ---------    -------- ---------   -------      -----
     6,938       (87)    (2,735)       (8)      3,114   (9,340)    (40,342)  (20,835)     44,869     1,635
    18,204     1,414     99,119    13,258      82,811  123,638     316,782   180,129      44,122    39,273
         -    (1,022)   (13,469)     (916)         -    (5,264)    (35,498)   (1,242)         -         -
        --    --------  ---------    ------        --   --------   ---------  --------        --        -
    18,204       392     85,650    12,342      82,811  118,374     281,284   178,887      44,122    39,273
   -------      ----    -------   -------     ------- --------    --------  --------     -------   ------
    25,142       305     82,915    12,334      85,925  109,034     240,942   158,052      88,991    40,908
       305         -     12,334         -     125,393   16,359     158,052         -      40,908         -
      ----        --    -------        --    --------  -------    --------        --     -------         -
  $ 25,447     $ 305    $95,249  $ 12,334    $211,318 $125,393    $398,994  $158,052    $129,899  $ 40,908
 =========    ======   ========= ========   ========= =========   ========= ========     ======== ========
     1,954        58      9,512     1,179       7,072   12,123      35,721    18,400       3,557     3,569
      (145)      (15)    (1,500)      (10)       (753)    (858)     (6,887)     (758)       (359)      (83)
     ------     -----   --------     -----      ------   ------    --------    ------      ------     ----
     1,809        43      8,012     1,169       6,319   11,265      28,834    17,642       3,198     3,486
        43         -      1,169         -      12,878    1,613      17,642         -       3,486         -
       ---        --     ------        --     -------   ------     -------        --      ------         -
     1,852        43      9,181     1,169      19,197   12,878      46,476    17,642       6,684     3,486
    ======       ===     ======    ======     =======  =======     =======   =======      ======     =====


UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONTINUED)

                        Scudder (Continued)                          T. Rowe Price
                            Growth &                                     Equity              International
                             Income             International           Income                Stock
                          1999      1998        1999      1998        1999     1998        1999      1998
                          ---------------     ----------------       ---------------     -----------------
Income:

  Investment income:
    Reinvested dividends and
      capital gain
      distributiona       $19,460   $ 3,390    $ 38,755   $ 3,562   $ 53,337  $ 15,662    $ 19,776   $ 3,891

EXPENSES:
  Mortality and expense
    risk charges           17,438     5,114      33,754     4,976     72,131    11,208     111,154    11,236
                          -------    ------     -------    ------    -------   -------    --------   -------
           Net investment
             income
            (expense)       2,022    (1,724)      5,001    (1,414)   (18,794)    4,454     (91,378)   (7,345)

Net realized gains (losses)(2,838)   (5,981)      3,708       (56)     1,123    (2,088)     11,708         -

Net change in unrealized
  gains (losses)           (2,401)    3,406     216,633    15,741    (31,768)    5,180     286,045    13,504
                          --------   ------     --------   -------    ---------  ------    --------   -------

Net increase (decrease) in
  net assets from
  operations               (3,217)   (4,299)    225,342    14,271    (49,439)    7,546     206,375     6,159

Purchases made by
  policyowners            133,336   223,762     388,844   232,230    618,077   408,975     911,212   250,559

Withdrawals made by
  policyowners            (10,561)  (35,604)    (42,847)       -     (11,001)  (37,182)     (9,860)       -
                          --------- ---------   ---------      --    --------- ---------    --------      --

Net policyowner
  transactions            122,775   188,158     345,997   232,230    607,076   371,793     901,352   250,559
                         --------  --------    --------  --------   --------  --------    --------  --------

Increase in net assets    119,558   183,859     571,339   246,501    557,637   379,339   1,107,727   256,718

Net assets, beginning of
  year                    183,859         -     263,115    16,614    396,899    17,560     256,718         -
                         --------        --    --------   -------   --------   -------    --------        --

Net assets, end of year $ 303,417  $183,859   $ 834,454  $263,115   $954,536  $396,899  $1,364,445  $256,718
                       ========== =========  ========== =========   ========= =========  ========== =========

ACCUMULATION UNIT:
  Purchases                11,572    20,246      30,756    22,142     48,679    36,648      78,763    24,075
  Withdrawals              (2,451)   (3,969)     (5,974)     (360)    (4,143)   (4,506)     (7,409)     (184)
                           --------  --------    --------    ------   --------  --------    --------    ------

Net increase in units
  outstanding               9,121    16,277      24,782    21,782     44,536    32,142      71,354    23,891

Units outstanding,
  beginning of year        16,277         -      23,544     1,762     33,771     1,629      23,891         -
                          -------        --     -------    ------    -------    ------     -------        --

Units outstanding, end
  of year                  25,398    16,277      48,326    23,544     78,307    33,771      95,245    23,891
                          =======   =======     =======   =======    =======   =======     =======   =======

The accompanying notes are an integral part of these financial statements.

                                       80

     Limited-term            New America       Personal Strategy
          Bond                  Growth              Balanced               Total
     1999      1998        1999     1998        1999     1998         1999       1998
   ----------------       --------------     -----------------   -------------------------
   $ 46,207   $ 9,298   $ 20,262   $ 2,872   $ 29,555  $ 12,330    $ 486,728   $ 107,213
     75,565     8,955     44,536     6,841     15,660     3,936    1,359,916     200,662
    -------    ------    -------    ------    -------    ------   ----------    -------
    (29,358)      343    (24,274)   (3,969)    13,895     8,394     (873,188)    (93,449)
     (2,388)       42      2,752       105        402       351      107,788      (9,812)
    (24,110)    1,263     16,457    13,677     (3,159)    5,817    1,995,610     381,247
    ---------  ------    -------   -------     --------  ------   ----------    -------
    (55,856)    1,648     (5,065)    9,813     11,138    14,562    1,230,210     277,986
    912,361   443,927    227,730   139,553    104,555   256,715   17,344,518  10,008,036
    (67,674)  (22,239)        -         -      (3,200)  (11,409)  (6,858,344) (4,311,538)
    --------- ---------       --        --     ------- --------- ------------ -----------
    844,687   421,688    227,730   139,553    101,355   245,306   10,486,174   5,696,498
   --------  --------   --------  --------   --------  --------   ----------- ---------
    788,831   423,336    222,665   149,366    112,493   259,868   11,716,384   5,974,484
    423,336         -    149,366         -    259,868         -    6,058,323      83,839
   --------        --   --------        --   --------        --   ----------     ------
 $1,212,167  $423,336   $372,031  $149,366   $372,361  $259,868  $17,774,707  $6,058,323
 ========== =========   ========= =========   ======== =========   ========== ============
     81,504    41,291     16,682    11,817      8,488    23,054
    (10,968)   (2,948)    (2,583)     (156)    (1,516)   (1,381)
    ---------  --------   --------    ------   --------  -------
     70,536    38,343     14,099    11,661      6,972    21,673
     38,343         -     11,661         -     21,673         -
    -------        --    -------        --    -------         -
    108,879    38,343     25,760    11,661     28,645    21,673
   ========   =======    =======   =======    =======    ======

UNITED OF OMAHA SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS

    United of Omaha Separate Account B ("Separate Account") was established by United of Omaha Life Insurance Company ("United") on August 13, 1997, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however the net assets of the Separate Account are restricted from use in the ordinary business of United.

    A separate account policyholder may allocate funds to a fixed income account, which is part of United's general account, in addition to those sub-accounts detailed below. Interests in the fixed income account has not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS

    The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:
                   ALGER                           MORGAN STANLEY DEAN WITTER
       American Growth                             Emerging Markets Equity
       American Small Capitalization               Fixed Income
                  FEDERATED                                 PIONEER
       Prime Money Fund II                         Capital Growth
       U.S. Government Securities II               Real Estate Growth
                  FIDELITY                                  SCUDDER
       Asset Manager:  Growth                      Global Discovery
       Contrafund                                  Growth & Income
       Equity Income                               International
       Index 500
                     MFS                                  T. ROWE PRICE
       Capital Opportunities                       Equity Income
       Emerging Growth                             International Stock
       Global Governments                          Limited-Term Bond
       High Income                                 New America Growth
       Research                                    Personal Strategy Balanced

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    SECURITY VALUATION TRANSACTIONS AND RELATED INVESTMENT INCOME - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

    FEDERAL INCOME TAXES - Net taxable income or loss of the Separate Account is included in the federal income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code. No charges are currently made to the Separate Account for taxes other than premium taxes and federal deferred acquisition cost taxes. United reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that United determines are properly attributable to the Separate Account.

4.   ACCOUNT CHARGES

    ADMINISTRATIVE CHARGES - For single premium variable life policies, United deducts an administrative charge on each monthly deduction date. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life policies is $84 per year.

    TAX EXPENSE CHARGE - For single premium variable life policies, a tax expense charge will be deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten policy years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value. This charge is equal to 3.75% of each premium payment for flexible premium variable life policies.

    MORTALITY AND EXPENSE RISK CHARGES - United deducts a monthly charge as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life policies. Risk charges for flexible premium variable life policies are equal to .70% of the accumulation value, decreasing to .55% after ten years. United guarantees that the mortality and expense charge will not increase above these levels.

    COST OF INSURANCE CHARGE - The cost of insurance charge on single premium variable life policies is based on the duration of the policy and the insured's rate class as follows:

                                          Accumulation  Accumulation
                                             Value         Value
                                            of $45,000  Greater Than
Policy Year                                 or Less       $45,000

Preferred Rate Class:
  1-10                                         0.70 %        0.60 %
  11 and higher                                0.60 %        0.50 %

Standard Rate Class:
  1-10                                         1.30 %        1.20 %
  11 and higher                                0.94 %        0.84 %



    The cost of insurance for flexible premium variable life policies is based upon the age, sex, risk and rate class of the insured, the specified amount of insurance coverage and the length of time the policy has been in force.

    TRANSFER CHARGE - United may charge a $10 fee for any transfer in excess of 12 transfers per policy year. This charge is deducted from the amount transferred.

    SURRENDER CHARGE - A surrender charge will be deducted on a full surrender or a partial withdrawal from the amount requested to be surrendered. The amount of the charge for single premium variable life policies will depend upon the period of time since the premium was paid, calculated as follows:

                                                     Surrender
Years Since Premium Payment                            Charge

1                                                      9.50 %
2                                                      9.50 %
3                                                      9.50 %
4                                                      9.00 %
5                                                      7.50 %
6                                                      6.00 %
7                                                      4.50 %
8                                                      3.00 %
9                                                      1.50 %
10 & higher                                                 -


    The surrender charge for flexible premium variable life policies is dependent upon the policyholders age, sex, risk and rate class, the length of time the policy has been in force and the specified amount of coverage. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year declining to $10 per $1,000 in the ninth year. The length of the surrender charge period varies depending upon the policyholders issue age and varies between 9 and 12 years.

        All account charges are paid through the redemption of shares. Shares are redeemed based on each policyowners variable portfolio allocation.

5.      NET ASSETS

    The   components  of  net  assets   consist  of  the  following   cumulative
investment-related accounts at December 31, 1999:

                                                       Net        Net    Changes in
                                                   Investment  Realized Unrealized
                            Shares      Shares      Income      Gains     Gains       Net
                           Purchased     Sold      (Expense)   (Losses) (Losses)    Assets

Alger:
  American Growth           $ 838,062      $ (798) $ (24,454)   $ 7,298 $ 176,995   $ 997,103
  American Small
   Capitalization             776,179     (26,125)   (19,590)    (4,157)  244,207     970,514

Federated:
  Prime Money Fund II      11,526,626 (10,543,594)  (203,518)         -         -     779,514
  U.S. Government
    Securities II             270,705      (6,944)   (11,319)        (6)   (5,375)    247,061

Fidelity:
  Asset Manager:  Growth      337,468      (7,034)   (23,969)     1,997    39,260     347,722
  Contrafund                  847,498     (61,993)   (59,190)    23,837   134,454     884,606
  Equity Income             1,334,134      (7,453)   (73,186)     5,097    29,521   1,288,113
  Index 500                 2,614,215      (8,622)  (200,572)    26,712   362,115   2,793,848

MFS:
  Capital Opportunities     1,049,829    (120,093)   (87,023)    30,250   349,657   1,222,620
  Emerging Growth             559,903     (20,168)   (47,584)    14,911   403,934     910,996
  Global Governments          251,585      (4,658)    (7,420)        43    (7,005)    232,545
  High Income                 433,035     (57,989)    (2,467)    (4,344)    3,280     371,515
  Research                    440,831     (59,642)   (26,720)    10,439    89,324     454,232

Morgan Stanley Dean Witter:
  Emerging Markets Equity      19,154        (558)    (1,993)       395     8,449      25,447
  Fixed Income                112,377     (14,385)     1,930       (379)   (4,294)     95,249

Pioneer:
  Capital Growth              223,405      (5,264)   (15,471)      (215)    8,863     211,318
  Real Estate Growth          496,911     (36,740)   (14,162)   (21,894)  (25,121)    398,994

Scudder:
  Global Discovery             83,880        (486)    (5,928)     1,155    51,278     129,899
  Growth & Income             357,098     (46,165)       298     (8,819)    1,005     303,417
  International               638,032     (42,847)     3,525      3,649   232,095     834,454

T. Rowe Price:
  Equity Income             1,044,009     (48,183)   (13,825)      (963)  (26,502)    954,536
  International Stock       1,161,771      (9,860)   (98,723)    11,708   299,549   1,364,445
  Limited-Term Bond         1,356,288     (89,913)   (29,015)    (2,346)  (22,847)  1,212,167
  New America Growth          377,002      (9,719)   (28,243)     2,857    30,134     372,031
  Personal Strategy Balanced  361,270     (14,609)    22,289        753     2,658     372,361
                             --------     ---------  -------       ----    ------    --------

                          $27,511,267 $(11,243,842)$(966,330)  $97,978 $2,375,634 $17,774,707
                          =========== ============  ========    ======  =========  ==========

                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    By a Resolution adopted May 21, 1996, United of Omaha Life Insurance Company's ("United") Board of Directors provides for indemnification of a director, officer or employee to the full extent of the law. Generally, the Nebraska Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of United if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to United, unless a court determines otherwise.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by United of expenses incurred or paid by a director, officer, or controlling person of United in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

    United represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

    The facing sheet.

    A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

    The prospectus consisting of 85 pages.

    The undertaking to file reports.

    The Rule 484 Undertaking.

    The Section 26(e) Representation.

    The signatures.

    Written consents of the following persons:

        Independent Auditors (included in Exhibit 7)
        Thomas J. McCusker, Esquire (included in Exhibit 2)
        Robert E. Hupf, F.S.A., M.A.A.A. (included in Exhibit 6)

    The following exhibits:

                                  EXHIBIT INDEX
Exhibit No.      Description of Exhibit
1.A.   (1)       Resolution  of the Board of Directors of United of Omaha Life
                 Insurance Company establishing the Variable Account. *

       (2)       None.

       (3)(a) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. *

          (b)  Form of  Broker/Dealer  Supervision  and Sales  Agreement  by and
               between  Mutual  of  Omaha  Investor   Services,   Inc.  and  the
               Broker/Dealer. **

          (c)  Commission Schedule for Policies. ***

       (4)     None.

       (5)(a) Form of Policy for the ULTRA VARIABLE LIFE modified single premium variable life insurance policy. ***


         (b)   Forms of Riders to the Policy. *

         (c)   Systematic  Transfer Enrollment Program Endorsement to the Policy
               ****

       (6)(a) Articles of Incorporation of United of Omaha Life Insurance Company. **

          (b) Bylaws of United of Omaha Life Insurance Company. *

       (7)    None.

       (8)(a) Participation Agreement by and between United of Omaha Life Insurance Company and the Alger American Fund. **

          (b) Participation Agreement by and between United of Omaha Life Insurance Company and the Insurance Management Series. **

          (c) Participation Agreement by and between United of Omaha Life Insurance Company and the Fidelity VIP Fund and Fidelity VIP Fund
               II. **

          (d) Participation Agreement by and between United of Omaha Life Insurance Company and MFS Variable Insurance Trust. **

          (e) Participation Agreement by and between United of Omaha Life Insurance Company and Pioneer Variable Contracts Trust. **

          (f) Participation Agreement by and between United of Omaha Life Insurance Company and the Scudder Variable Life Investment Fund.
               **

          (g) Participation Agreement by and between United of Omaha Life Insurance Company and T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity Series. **

          (h) Participation Agreement by and between United of Omaha Life Insurance Company and Morgan Stanley Universal Fund , et. al.
               ****

          (i) Participation Agreement by and between United of Omaha Life Insurance Company and BT Insurance Funds Trust.******

      (9)      None.

      (10) Form of Application for the United of Omaha Life Insurance Company ULTRA VARIABLE LIFE Modified Single Premium Variable Life Insurance Policy. *

      (11)     Issuance, Transfer and Redemption Memorandum ***

2.             Opinion and Consent of Counsel.

3.             Not Applicable.

4.             Not Applicable.

5.             Not Applicable.

6.             Opinion and Consent of Actuary.

7.             Consent of Independent Auditors.

8.             Powers of Attorney.*****



* Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

*** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on June 20, 1997 (File No. 333-18881).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. 333-18881).

*****Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 1999 (File No. 33-89848).

******Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848).

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 5 to the Registration Statement of Form S-6 to be signed on its behalf, in the City of Omaha and State of Nebraska, on April 26, 2000.

                  UNITED OF OMAHA SEPARATE ACCOUNT B
                          (Registrant)

                  UNITED OF OMAHA LIFE INSURANCE COMPANY
                          (Depositor)
                                        /s/ Thomas J. McCusker
                                        ----------------------
                                       By:  Thomas J. McCusker

As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed by the following persons in the capacities and on the duties indicated:


Signatures                            Title                              Date

_____*____________________            Chairman of the Board,             4/26/00

John W. Weekly                        Chief Executive Officer

_____*____________________            Director, President,               4/26/00

John A. Sturgeon                      Chief Operating Officer

_____*____________________            Treasurer and Comptroller          4/26/00

Tommie Thompson                       (Principal Financial Officer, and
                                      Principal Accounting Officer)

_____*____________________            Director                           4/26/00

Samuel L. Foggie, Sr.
_____*___________________             Director                           4/26/00

Carol B. Hallett

_____*___________________             Director                           4/26/00
Jeffrey M. Heller

_____*__________________              Director                           4/26/00

Thomas W. Osborn
_____*___________________             Director                           4/26/00

Richard J. Sampson
_____*___________________             Director                           4/26/00

Oscar S. Straus II
_____*__________________              Director                           4/26/00
Michael A. Wayne



By:  /s/   Thomas J. McCusker                      Date:  April 26, 2000
     ----------------------------
    Thomas J. McCusker

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 1999, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 5 to the Registration Statement.

                          Registration No. 333 -18881
                                          811-08336




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------




                       UNITED OF OMAHA SEPARATE ACCOUNT B

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY





                                    EXHIBITS
--------------------------------------------------------------------------------




                                       TO

                    THE POST-EFFECTIVE AMENDMENT NO. 5 TO THE
                       REGISTRATION STATEMENT ON FORM S-6

                                      UNDER

                           THE SECURITIES ACT OF 1933






                                 April 26, 2000

                                  EXHIBIT INDEX



2.             Opinion and Consent of Counsel.

6.             Opinion and Consent of Actuary.

7.             Consents of Independent Auditor.